MLIG Variable Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio
Roszel/Levin Large Cap Value Portfolio
Roszel/MLIM Relative Value Portfolio
Roszel/Sound Large Cap Core Portfolio
Roszel/INVESCO-NAM Large Cap Core Portfolio
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
Roszel/Rittenhouse Large Cap Growth Portfolio
Roszel/Seneca Large Cap Growth Portfolio
Roszel/Valenzuela Mid Cap Value Portfolio
Roszel/Seneca Mid Cap Growth Portfolio
Roszel/NWQ Small Cap Value Portfolio
Roszel/Neuberger Berman Small Cap Growth Portfolio
Roszel/Lazard International Portfolio
Roszel/Credit Suisse International Portfolio
Roszel/Lord Abbett Government Securities Portfolio
Roszel/MLIM Fixed-Income Portfolio

Annual Report
December 31, 2002

Dear Shareholder:

The MLIG Variable Insurance Trust commenced operations on July 1, 2002, and this is our first report to shareholders. It would have been hard, even with hindsight, to have identified a more difficult investment environment than that which the Portfolios experienced in the immediate wake of our start-up. 2002 marks the third consecutive year in which the U.S. equity market, and most equity markets world-wide, suffered losses.

Over its six months of activity, the Trust faced a decline in the S&P 500 of 10.3%. The third quarter of 2002, which was the Portfolios' first quarter of operation, was particularly problematic, evidenced by the 17.3% decline in the S&P 500 Index. The fourth quarter finally saw a reversal of the sharp downward trend, and the S&P 500 advanced 8.4%. The experience of the past six months for U.S. stocks was paralleled in non-U.S. markets, with the MSCI EAFE Index dropping 14.5% over that period. Fixed income markets have been the sole bright spot, with short-term fixed income investments returning 0.9% (3-Month U.S. Treasury Bills) and the broader bond market moving ahead 6.5% (Merrill Lynch Domestic Master Bond Index).

The Portfolios of the MLIG Variable Investment Trust are subadvised by a number of investment managers. The investment results for the individual Portfolios, while driven by the broad market trends discussed above, are also the result of each subadvisor's specific investment mandate, style and philosophy. On the following pages you will find the results of each Portfolio's investment activities and a letter from each Portfolio's subadvisor discussing those results and the influences shaping them. Financial statements for each Portfolio are also included in this report.

We aim to give shareholders access to a broad array of high-quality investment options. We appreciate your confidence in us and will continue to work toward that goal.

Roszel Advisors, LLC	MLIG Variable Insurance Trust
John R. Manetta President and Chief Investment Officer	Michael P. Cogswell President

TABLE OF CONTENTS

Portfolio Managers' Commentary, Performance Information and Schedule of Investments:
Roszel/Lord Abbett Large Cap Value Portfolio	3
Roszel/Levin Large Cap Value Portfolio	10
Roszel/MLIM Relative Value Portfolio	16
Roszel/Sound Large Cap Core Portfolio	23
Roszel/INVESCO-NAM Large Cap Core Portfolio	29
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	36
Roszel/Rittenhouse Large Cap Growth Portfolio	42
Roszel/Seneca Large Cap Growth Portfolio	48
Roszel/Valenzuela Mid Cap Value Portfolio	55
Roszel/Seneca Mid Cap Growth Portfolio	62
Roszel/NWQ Small Cap Value Portfolio	69
Roszel/Neuberger Berman Small Cap Growth Portfolio	74
Roszel/Lazard International Portfolio	82
Roszel/Credit Suisse International Portfolio	87
Roszel/Lord Abbett Government Securities Portfolio	94
Roszel/MLIM Fixed-Income Portfolio	99
Statements of Assets and Liabilities	104
Statements of Operations	108
Statements of Changes in Net Assets	112
Financial Highlights	116
Notes to Financial Statements	120
Independent Auditors' Report	128
Trust Management	129
Federal Tax Information	134

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
December 31, 2002—Annual Report

Market Review

During first quarter of 2002, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. The second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. First quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than- expected slowdown in consumer and government spending, and a widening foreign trade deficit. The economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported.

The fourth quarter began with low expectations as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy. This influx of encouraging trends sparked the equity markets, as major indices finally experienced sustained gains.

In contrast, the business sector of the economy appeared to be overly cautious during the fourth quarter and business sentiment lagged consumer resolve. Concerns existed that corporate earnings will not improve as rapidly as anticipated, as economic growth would continue at a slower-than- expected pace. In addition, high oil prices and the threat of international conflict weighed on investor confidence and economic recovery.

Portfolio Review

During the past six months, the Portfolio benefited from strong stock selection and a significant overweight in the consumer discretionary sector. In particular, retail stocks gained from positive earnings announcements, and select media companies rebounded as the industry has begun to predict a cyclical revival in advertising sales. Several holdings in the industrial sector added significant relative value, as reported third quarter earnings were in line with or exceeded analysts' expectations as a result of successful cost-cutting initiatives. Solid stock selection, combined with a large overweight in the industrials sector, aided Portfolio performance. The Portfolio's underweight in the financials and energy sectors relative to the index also helped performance since inception.

Select stocks in the information technology sector detracted from quarterly performance. In particular, a communication equipment company holding declined, as the company issued an earnings warning as a result of weak telecom spending and loss of market share. Additionally, select technology companies suffered because of soft demand for chip equipment and computer hardware.

Outlook

While the end of 2002 has brought another down year in the equity market, we believe the groundwork is laid for a positive 2003. We expect the corporate profit cycle, which showed momentum in the latter part of 2002, to continue to increase, and we expect strong consumer spending to support the economic recovery. Subsequently, we will continue to maintain a cyclical bias in the Portfolio—focusing on retail, transportation and basic material stocks. Going forward, we will remain steadfast to the disciplined investment process and philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our clients.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Lord Abbett Large Cap Value Portfolio	(0.40)%
S&P 500 Index**/***	(10.30)%
Russell 1000 Value Index***	(11.30)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Exxon Mobil Corp.	4.8%
Citigroup, Inc.	3.4
Target Corp.	3.2
Mellon Financial Corp.	2.8
Wachovia Corp.	2.6
Deere & Co.	2.6
Verizon Communications, Inc.	2.6
American International Group, Inc.	2.5
Wells Fargo & Co.	2.4
Baker Hughes, Inc.	2.4
Total	29.3%

Top Ten Industries*	Percentage of Net Assets
Banks	11.4%
Media	8.2
Machinery	6.9
Pharmaceuticals	5.5
Integrated Oil & Gas	4.8
Chemicals	4.2
Diversified Telecommunication Services	3.6
Paper & Forest Products	3.5
Diversified Financials	3.4
Oil & Gas Equipment & Services	3.3
Total	54.8%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—95.5%
Aerospace & Defense—1.9%
Lockheed Martin Corp.	918	$53,015
United Technologies Corp.	868	53,764
		106,779

Airlines—1.2%
AMR Corp. (a)	10,179	67,181

Apparel Retail—2.6%
GAP, Inc.	4,485	69,607
Limited Brands, Inc.	5,476	76,281
		145,888

Application Software—1.2%
PeopleSoft, Inc. (a)	3,606	65,990

Banks—11.4%
Bank of New York Co., Inc.	2,290	54,868
Bank One Corp.	1,699	62,099
FleetBoston Financial Corp.	3,454	83,932
Mellon Financial Corp.	5,910	154,310
Wachovia Corp.	4,017	146,380
Wells Fargo & Co.	2,908	136,298
		637,887

Beverages—1.0%
PepsiCo, Inc.	1,269	53,577

Biotechnology—0.8%
Wyeth	1,110	41,514

Chemicals—4.2%
Du Pont (E.I.) de Nemours & Co.	449	19,038
Potash Corp. of Saskatchewan, Inc.	1,119	71,157
Praxair, Inc.	1,537	88,792
Rohm & Haas Co.	1,706	55,411
		234,398

Commercial Services & Supplies—3.1%
First Data Corp.	1,725	61,082
Waste Management, Inc.	4,796	109,925
		171,007

Computer Hardware—2.3%
Apple Computer, Inc. (a)	9,030	129,400

Computer Storage & Peripherals—1.0%
EMC Corp. (a)	9,293	57,059

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Diversified Financials—3.4%
Citigroup, Inc.	5,432	$191,152

Diversified Telecommunication Services—3.6%
SBC Communications, Inc.	2,198	59,588
Verizon Communications, Inc.	3,686	142,832
		202,420

Electric Utilities—2.2%
Dominion Resources, Inc.	1,211	66,484
Duke Energy Corp.	2,962	57,877
		124,361

Food Products—1.1%
Archer-Daniels-Midland Co.	2,125	26,350
Monsanto Co.	1,783	34,323
		60,673

General Merchandise Stores—3.2%
Target Corp.	5,885	176,550

Industrial Conglomerates—1.0%
3M Co.	428	52,772

Insurance—2.5%
American International Group, Inc.	2,393	138,435

Integrated Oil & Gas—4.8%
Exxon Mobil Corp.	7,699	269,003

Machinery—6.9%
Deere & Co.	3,153	144,565
Eaton Corp.	841	65,691
Illinois Tool Works, Inc.	1,725	111,883
Parker Hannifin Corp.	1,400	64,582
		386,721

Media—8.2%
Clear Channel Communications, Inc. (a)	2,150	80,173
Comcast Corp. (a)	2,928	66,144
Tribune Co.	2,275	103,421
Viacom, Inc. (Class B) (a)	1,943	79,197
Walt Disney Co.	7,971	130,007
		458,942

Metals & Mining—2.5%
Alcoa, Inc.	4,395	100,118
Newmont Mining Corp.	1,402	40,700
		140,818

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Office Electronics—2.2%
Xerox Corp. (a)	15,495	$124,735

Oil & Gas Equipment & Services—3.3%
Baker Hughes, Inc.	4,100	131,979
Schlumberger, Ltd.	1,290	54,296
		186,275

Paper & Forest Products—3.5%
Bowater, Inc.	1,699	71,273
International Paper Co.	3,529	123,409
		194,682

Personal Products—1.5%
Gillette Co.	2,745	83,338

Pharmaceuticals—5.5%
Bristol-Myers Squibb Co.	2,091	48,407
Merck & Co., Inc.	1,115	63,120
Pharmacia Corp.	1,493	62,407
Schering-Plough Corp.	5,834	129,515
		303,449

Railroads—3.0%
CSX Corp.	2,550	72,191
Union Pacific Corp.	1,592	95,313
		167,504

Semiconductor Equipment—0.8%
Teradyne, Inc. (a)	3,384	44,026

Specialty Stores—1.8%
Staples, Inc. (a)	5,309	97,155

Telecommunications Equipment—1.4%
Motorola, Inc.	9,033	78,136

Textiles & Apparel—2.4%
Nike, Inc. (Class B)	1,768	78,623
VF Corp.	1,469	52,957
		131,580
Total Common Stocks
(Cost—$5,210,165)		5,323,407

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

Short-Term Securities—8.1%	Principal Amount	Value
Repurchase Agreement (b)—8.1%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $452,571 (Cost—$452,551)	$452,551	$452,551

Total Investments—103.6%
(Cost—$5,662,716)		5,775,958
Other Liabilities in excess of Assets—(3.6)%		(198,101)
Net Assets—100.0%		$5,577,857

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Levin Large Cap Value Portfolio
December 31, 2002—Annual Report

Market Review

By the end of 2002, US equities had experienced a losing streak of three consecutive years for the first time since 1939-1941. Many companies were severely penalized by investors in 2002—as were many investment management styles, including our own.

2002 was marked by extreme pessimism, with investors favoring those investments that provided the most safety, reliability, and simplicity. Seventy percent of the stocks traded on major US exchanges suffered declines. Taken together, the effects of a tarnished corporate America, lackluster earnings, a falling US dollar, a tepid economy, ongoing terrorists threats, and the potential of war with Iraq, all exerted pressure on equities.

The fourth quarter brought some relief, but the rally that began in early October was narrow, favoring blue-chip stocks and some of the most beaten down technology companies. Although many had predicted a slow, steady, and broad- based recovery for the economy in 2002, it never fully materialized. Nevertheless, it is a testament to its resilience that the American economy still managed to grow 3.0% last year, given the shocks it withstood.

For equity investments, there were few paths to prosperity in 2002. Every major stock market sector and most equity investment styles suffered declines. Investors responded by moving record amounts of capital into fixed income investments. This movement of capital to bond and money market funds has hampered any recovery among equities.

Portfolio Review

We are disappointed that the Roszel/Levin Large Cap Value Portfolio lost money during the six months ended December 31, 2002. Our performance corresponded to the steep decline experienced by the major equity indices.

Nonetheless, there were several bright spots in our 2002 Portfolio. Among the positive performance contributors in the third quarter of 2002 was AON Corp., a leader in reinsurance and insurance brokerage. Its stock price fell following news that the company would restate revenues, then recovered after the matter was successfully resolved with the Securities and Exchange Commission. Several of the Portfolio's healthcare positions did well following the announced acquisition of Pharmacia Corp. by Pfizer. These included holdings in Pharmacia, Eli Lilly & Co., and Johnson & Johnson. In the fourth quarter, the Portfolio benefited from its holdings in BellSouth, Verizon and Sprint, which rose on positive news in the telecom sector. The rally that followed October 9 also elevated many downtrodden technology companies, and helped the Portfolio's holdings in Hewlett-Packard, Oracle and IBM.

Most of the Portfolio's relative underperformance in 2002 was primarily attributable to six stocks: El Paso Corporation, Reliant Resources, Tyco International, Bristol-Myers Squibb, Sprint PCS Group, and Williams Companies. In 2002, companies with any perceived problem were unduly penalized. Despite the disappointing results of these companies in 2002, we continue to believe in their long-term value.

To better position the Portfolio for the future, we have improved its Portfolio's dividend profile. This tactic makes sense in two ways. First, dividend-paying stocks can help provide some insulation against price volatility. Second, in the event that President Bush's proposal to eliminate the double-taxation of dividends should come to fruition, we believe dividend-paying stocks are likely to experience improved valuation multiples.

Outlook

Many complex elements will continue to influence the market, including geopolitical issues, the domestic economy, business fundamentals, and interest rates. Going forward, we see an extended period during which the markets will navigate through broad trading ranges—a period in which stock selection and a disciplined process will be central to achieving good performance.

Despite the difficulties of 2002, we will not alter our value-oriented investment philosophy. We will continue to employ intensive fundamental research in our attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and that hold promise of rebounding through identifiable catalysts. Although we are not pleased with the Portfolio's short-term performance in 2002, we remain confident that our approach makes sense over the long term.

The preceding commentary was prepared by the Portfolio's investment manager, John A. Levin & Co., Inc. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Levin Large Cap Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Levin Large Cap Value Portfolio	(14.90)%
S&P 500 Index**/***	(10.30)%
Russell 1000 Index***	(10.14)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Levin Large Cap Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Aon Corp.	3.6%
CSX Corp.	3.3
Bristol-Myers Squibb Co.	3.3
Pharmacia Corp.	3.0
Burlington Resources, Inc.	2.8
Constellation Energy Group, Inc.	2.6
Accenture, Ltd. (Class A)	2.6
Raytheon Co.	2.6
Tyco International, Ltd.	2.5
Verizon Communications, Inc.	2.4
Total	28.7%

Top Ten Industries*	Percentage of Net Assets
Insurance	8.7%
Pharmaceuticals	8.5
Food Products	6.8
Banks	6.0
Industrial Conglomerates	5.4
Diversified Telecommunication Services	4.7
Oil & Gas Exploration & Production	4.0
Chemicals	4.0
IT Consulting & Services	3.8
Diversified Financials	3.8
Total	55.7%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Levin Large Cap Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—93.2%
Aerospace & Defense—3.6%
Honeywell International, Inc.	965	$23,160
Raytheon Co.	1,920	59,040
		82,200

Banks—6.0%
Bank of New York Co., Inc.	1,810	43,368
FleetBoston Financial Corp.	1,810	43,983
PNC Financial Services Group, Inc.	375	15,712
US Bancorp	1,635	34,695
		137,758

Beverages—1.8%
Anheuser-Busch Cos., Inc.	860	41,624

Chemicals—4.0%
Dow Chemical Co.	1,440	42,768
Du Pont (E.I.) de Nemours & Co.	1,155	48,972
		91,740

Computer Hardware—3.5%
Hewlett-Packard Co.	2,455	42,619
International Business Machines Corp.	500	38,750
		81,369

Diversified Financials—3.8%
CIT Group, Inc.	2,730	53,508
Citigroup, Inc.	930	32,727
		86,235

Diversified Telecommunication Services—4.7%
BellSouth Corp.	2,055	53,163
Verizon Communications, Inc.	1,405	54,444
		107,607

Electric Utilities—2.6%
Constellation Energy Group, Inc.	2,190	60,926

Electronic Equipment & Instruments—3.6%
Koninklijke Royal Philips Electronics NV (NY Registered Shares)	2,480	43,846
Thermo Electron Corp. (a)	1,925	38,731
		82,577

Food Products—6.8%
Archer-Daniels-Midland Co.	1,870	23,188
Del Monte Foods Co. (a)	608	4,684
H.J. Heinz Co.	1,615	53,085
Monsanto Co.	1,950	37,538
Sara Lee Corp.	1,685	37,929
		156,424

MLIG Variable Insurance Trust— Roszel/Levin Large Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Health Care Equipment & Services—1.7%
CIGNA Corp.	930	$38,242

Home Improvement Retail—1.8%
Home Depot, Inc.	1,695	40,612

Household Products—1.5%
Kimberly-Clark Corp.	730	34,653

Industrial Conglomerates—5.4%
General Electric Co.	2,195	53,448
Textron, Inc.	345	14,832
Tyco International, Ltd.	3,300	56,364
		124,644

Insurance—8.7%
Aon Corp.	4,430	83,682
John Hancock Financial Services, Inc.	870	24,273
UnumProvident Corp.	3,100	54,374
XL Capital, Ltd. (Class A)	475	36,694
		199,023

Integrated Oil & Gas—2.2%
Exxon Mobil Corp.	1,010	35,289
Reliant Resources, Inc. (a)	4,910	15,712
		51,001

IT Consulting & Services—3.8%
Accenture, Ltd. (Class A) (a)	3,360	60,446
BearingPoint, Inc. (a)	3,905	26,945
		87,391

Machinery—1.0%
Deere & Co.	500	22,925

Media—2.6%
Tribune Co.	825	37,504
Walt Disney Co.	1,405	22,916
		60,420

Metals & Mining—0.8%
Alcan, Inc.	600	17,712

Multi-Utilities—1.1%
Williams Cos., Inc.	9,640	26,028

Oil & Gas Equipment & Services—1.2%
El Paso Corp.	3,955	27,527

MLIG Variable Insurance Trust— Roszel/Levin Large Cap Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Oil & Gas Exploration & Production—4.0%
Burlington Resources, Inc.	1,500	$63,975
Unocal Corp.	950	29,051
		93,026

Pharmaceuticals—8.5%
Bristol-Myers Squibb Co.	3,255	75,353
Eli Lilly & Co.	820	52,070
Pharmacia Corp.	1,640	68,552
		195,975

Railroads—3.3%
CSX Corp.	2,700	76,437

Restaurants—1.5%
McDonald's Corp.	2,130	34,250

Semiconductors—1.1%
Texas Instruments, Inc.	1,670	25,067

Systems Software—2.1%
Oracle Corp. (a)	4,385	47,358

Wireless Telecommunication Services—0.5%
Sprint Corp.- PCS Group (a)	2,840	12,439

Total Common Stocks
(Cost—$2,159,040)		2,143,190

Short-Term Securities—21.7%	Principal Amount
Repurchase Agreement (b)—21.7%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $500,022 (Cost—$500,000)	$500,000	500,000
Total Investments—114.9%
(Cost—$2,659,040)		2,643,190
Other Liabilities in Excess of Assets—(14.9)%		(343,280)
Net Assets—100.0%		$2,299,910

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio.The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/MLIM Relative Value Portfolio
December 31, 2002—Annual Report

Market Review

Several recent government releases pointed to strength in the U.S. economy, with the leading economic indicators advancing 0.7% in November, their biggest gain since last December. November housing starts increased by 2.4% to 1.7 million units, a record. Consumer prices remained benign in November, advancing only 0.1%, or 2.2% over the trailing twelve months. The main inflationary culprits were medical costs, which increased 5.0% annualized. Unfortunately, there is no end in sight for rising healthcare expenses, particularly as the baby boom generation ages. Congress, however, is expected to enact a Medicare prescription benefit plan in 2003 as part of a tax cut deal between the two political parties. The Bush administration is proposing a fiscal stimulus package of $600-700 billion to help the economy recover from the current slowdown. This plan consists primarily of individual and corporate tax cuts, including possible elimination of the double taxation of dividends, and further acceleration of depreciation schedules to improve the liquidity of corporations. Notwithstanding the government's fiscal and monetary help, we keep wondering, will consumer spending continue at current levels in the face of weak employment, an energy "tax" in the form of higher prices, and a likely reduction in manufacturers' incentives at point of sale? Our forecast for 2003 includes a real GDP increase of 2.5%, with the second half of the year recording faster growth than the first half. We expect corporate profits to expand by 7.0%. Inflation, as measured by the consumer price index (CPI), is likely to register 2.5%.

Portfolio Review

During the latter half of 2002, the U.S. stock market has taken a roller coaster ride, enjoying very strong climbs in October and November, coupled with plunges in September and December. The relative outperformance of the Portfolio during this time frame was particularly noteworthy given its fairly defensive positioning. In the most recent quarter, Technology and Consumer Discretionary made the largest contributions by sector to the Portfolio's relative returns. Xerox, Hewlett-Packard, J.C. Penney, Verizon and IBM represented the top five performers. Healthcare, led by Beckman Coulter, produced the largest drag on relative performance.

Over the last five months, we entered one major sale, removing our entire position in EDS. The company shocked the marketplace with a negative quarterly earnings pre-announcement and significantly lower guidance for 2003, nearly destroying any semblance of investor confidence. With serious free cash flow problems, especially related to its larger contracts, and the potential for additional questions as to its accounting practices, we believed the stock's downside price risk outweighed any intermediate-term potential for reward. On the purchase side of the transactions ledger, we acquired new positions in FleetBoston Financial, Kimberly Clark, and Baxter International. These high quality industry leaders had seen their share prices decline markedly from prior highs due to near-term competitive factors and reduced earnings expectations. Their current, rather depressed valuations appear very attractive relative to peer groups, the market and their own histories. With solid management and products, as well as a chance for better than expected earnings, we believe they offer excellent long-term investment potential.

The Portfolio remains, in many respects, rather neutral to the S&P 500's sector weights, with a few exceptions. The most important of these, in our view, is our 9% target weight in Technology versus the S&P 500's 14% weight. At approximately 39 times trailing earnings, we view S&P Tech stocks as still overvalued, despite the decline of the last three years. We're also underweighted in Consumer Discretionary, with a target of 9% versus the S&P's 13%. On the other end of the spectrum, we continue to overweight Utilities, Telecommunications and Energy. Across all sectors, we are focusing our attention on balance sheet strength and generally high quality when giving consideration to new purchase candidates.

Outlook

The outlook for U.S. stock prices depends on economic growth, corporate profitability and valuation, which is closely tied to investor psychology. At present, companies are emphasizing cost cutting as they digest recent mergers and acquisitions and generally re-scale their businesses for today's economic environment. The competitive background remains severe, with little pricing power. Companies are also de-leveraging as they strengthen their balance sheets and focus on cash flow improvement. The price-earnings multiples for the S&P 500 (based on consensus estimates) are 18.6 for 2002 and 16.7 for 2003. Notwithstanding the low interest rate/low inflation rationale for elevated PEs, we find these overall market valuations rather high from a historical perspective, particularly when viewed in the context of expense-driven earnings. However, select stocks are trading at significantly lower multiples and represent attractive relative value. In addition, the earnings of many companies remain cyclically depressed and may offer rebound potential during the 2003-2005 time frame.

The preceding commentary was prepared by the Portfolio's investment manager, Merrill Lynch Investment Managers, L.P. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/MLIM Relative Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/MLIM Relative Value Portfolio	(5.60)%
S&P 500 Index**/***	(10.30)%
Russell 1000 Value Index***	(11.30)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/MLIM Relative Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Abbott Laboratories	3.2%
JC Penney Co., Inc.	3.1
Kimberly-Clark Corp.	3.0
Boeing Co.	3.0
Archer-Daniels-Midland Co.	3.0
Limited Brands, Inc.	3.0
Ingersoll-Rand Co. (Class A)	3.0
Energy East Corp.	3.0
Baxter International, Inc.	3.0
Burlington Northern Santa Fe Corp.	3.0
Total	30.3%

Top Ten Industries*	Percentage of Net Assets
Banks	14.7%
Integrated Oil & Gas	7.8
Diversified Telecommunication Services	6.2
Pharmaceuticals	6.2
Railroads	5.9
Food Products	5.9
Insurance	5.8
Computer Hardware	5.7
Department Stores	3.1
Household Products	3.0
Total	64.3%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/MLIM Relative Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—96.7%
Aerospace & Defense—3.0%
Boeing Co.	5,776	$190,550

Apparel Retail—3.0%
Limited Brands, Inc.	13,617	189,685

Banks—14.7%
FleetBoston Financial Corp.	7,710	187,353
Huntington Bancshares, Inc.	9,977	186,669
Marshall & Ilsley Corp.	6,755	184,952
Wachovia Corp.	5,061	184,423
Washington Mutual, Inc.	5,330	184,045
		927,442

Biotechnology—2.9%
Wyeth	4,960	185,504

Computer Hardware—5.7%
Hewlett-Packard Co.	10,206	177,176
International Business Machines Corp.	2,375	184,063
		361,239

Department Stores—3.1%
JC Penney Co., Inc.	8,414	193,606

Diversified Telecommunication Services—6.2%
AT&T Corp.	1,151	30,053
SBC Communications, Inc.	6,640	180,010
Verizon Communications, Inc.	4,734	183,442
		393,505

Electric Utilities—2.9%
FPL Group, Inc.	3,088	185,681

Food Products—5.9%
Archer-Daniels-Midland Co.	15,318	189,943
ConAgra Foods, Inc.	7,345	183,699
		373,642

Health Care Equipment & Services—3.0%
Baxter International, Inc.	6,700	187,600

Health Care Supplies—2.9%
Beckman Coulter, Inc.	6,149	181,518

Household Products—3.0%
Kimberly-Clark Corp.	4,025	191,067

MLIG Variable Insurance Trust— Roszel/MLIM Relative Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Insurance—5.8%
Allstate Corp.	4,899	$181,214
Hartford Financial Services Group, Inc.	4,002	181,811
		363,025

Integrated Oil & Gas—7.8%
ChevronTexaco Corp.	2,771	184,216
ConocoPhillips	2,622	126,879
Exxon Mobil Corp.	5,273	184,239
		495,334

Leisure Products—3.0%
Mattel, Inc.	9,781	187,306

Machinery—3.0%
Ingersoll-Rand Co. (Class A)	4,394	189,206

Media—0.7%
Comcast Corp. (Class A) (a)	1,862	43,887

Multi-Utilities—3.0%
Energy East Corp.	8,517	188,141

Office Electronics—3.0%
Xerox Corp. (a)	23,230	187,001

Paper & Forest Products—2.0%
Weyerhaeuser Co.	2,500	123,025

Pharmaceuticals—6.2%
Abbott Laboratories	5,076	203,041
Merck & Co., Inc.	3,262	184,662
		387,703
Railroads—5.9%
Burlington Northern Santa Fe Corp.	7,209	187,506
Union Pacific Corp.	3,129	187,333
		374,839
Total Common Stocks
(Cost—$5,979,636)		6,100,506

Short-Term Securities—8.2%	Principal Amount
Repurchase Agreement (b)—8.2%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $517,010 (Cost—$516,987)	$516,987	516,987

MLIG Variable Insurance Trust— Roszel/MLIM Relative Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

Value
Total Investments—104.9%
(Cost—$6,496,623)	$6,617,493
Other Liabilities in Excess of Assets—(4.9)%	(308,535)
Net Assets—100.0%	$6,308,958

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Sound Large Cap Core Portfolio
December 31, 2002—Annual Report

Market Review

Our expectation last year was that the moderate recession experienced in 2001 would lead to a moderate recovery in 2002. Early and aggressive Fed easing dropped interest rates to a forty year low and rates have been below inflation since late 2001. This has been instrumental in causing real GDP growth of an estimated 2.8% in 2002.

The transmission mechanism of low interest rates to the economy has primarily been consumer spending, especially housing, auto sales, and mortgage refinancing. The laggard has been the industrial economy, especially fixed investment.

The stock market delivered a third consecutive negative yearly return for the first time in well over fifty years, with a peak to trough decline rivaling the market shakeout of 1973-1974. The three year decline has taken the market back to levels first reached in 1997 and completely erased the bubble of the latter 1990's. From 1990, the market is currently close to its 10% long-term trend total return.

Portfolio Review

The second half of 2002 saw one of the broadest market declines in memory as investors capitulated to war fears, corporate accounting irregularities, and concerns about recession, driving the market to five year lows in July and October. In fact, every major sector of the market saw declines. The broad diversity of the Portfolio helped contain the decline.

Given our expectation of an improving economic outlook, we have gradually moved the Portfolio away from a defensive posture in areas such as Consumer Staples and Utilities toward areas that will benefit from economic expansion such as Technology, Capital Goods, and Basic Materials. This positioning was a modest positive for the Portfolio and we believe that once war fears have passed more focus will be given to these areas.

We have continued to search for good stock opportunities that meet our selection criteria and many have done well, such as First Data Corporation (FDC), Alcon Inc. (ALC), Pactiv Corporation (PTV), Cox Communications (COX), and, Pharmacia Corporation (PHA) despite the weak overall market. We have also been alert to special purchase opportunities, such as Best Buy (BBY) and Dominion Resources (D), which have benefited the Portfolio. But there have also been some disappointments, especially Tenet Healthcare (THC), which was caught up in a Medicare pricing controversy as well as Home Depot (HD), which seems to have reached market saturation and increased competition from other home stores.

Outlook

Looking forward, we expect real GDP growth in 2003 of 3% to 4% due to very stimulative monetary policy, a tax cut, continued strong productivity gains, better job growth, and a rebound in profits. The biggest unknown for the outlook is Iraq. We hope that Saddam will take the money and run.

We believe there is good cause for reasonable optimism about the future for the market. Apart from the overhang of Iraq there are many factors in place now, or likely early in 2003, that should enable the economy to grow on a more balanced basis and show profit growth in excess of 10%.

We expect interest rates to remain low, which should support current P/E ratios. Also, the current dividend yield on the S&P 500 is 1.8% which compares to a 1.7% yield on the two year Treasury Note and below 1% yields on most money market funds.

Looking ahead, we believe that the Portfolio is well positioned to benefit from what we believe will be a more pleasant market environment.

The preceding commentary was prepared by the Portfolio's investment manager, Sound Capital Partners. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Sound Large Cap Core Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/ Sound Large Cap Core Portfolio	(9.60)%
S&P 500 Index**	(10.30)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	This unmanaged broad-based index does not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust —
Roszel/Sound Large Cap Core Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Exxon Mobil Corp.	4.8%
Microsoft Corp.	4.8
General Electric Co.	3.8
Wal-Mart Stores, Inc.	3.6
Citigroup, Inc.	3.3
Verizon Communications, Inc.	3.1
Marsh & McLennan Cos., Inc.	2.7
Federal National Mortgage Assn.	2.5
SLM Corp.	2.1
Office Depot, Inc.	1.9
Total	32.6%

Top Ten Industries*	Percentage of Net Assets
Diversified Financials	11.2%
Health Care Equipment & Services	7.9
Industrial Conglomerates	5.6
Integrated Oil & Gas	4.8
Systems Software	4.8
Pharmaceuticals	4.2
Insurance	4.1
Media	4.0
Biotechnology	3.9
General Merchandise Stores	3.6
Total	54.1%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust — Roszel/Sound Large Cap Core Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—98.6%
Aerospace & Defense—1.3%
Raytheon Co.	227	$6,980
Banks—3.5%
Bank of New York Co., Inc.	373	8,937
Washington Mutual, Inc.	276	9,530
		18,467
Beverages—2.5%
Coca-Cola Co.	151	6,617
PepsiCo, Inc.	161	6,797
		13,414
Biotechnology—3.9%
Amgen, Inc. (a)	166	8,024
Medimmune, Inc. (a)	270	7,336
Wyeth	149	5,573
		20,933
Commercial Services & Supplies—1.4%
First Data Corp.	202	7,153
Computer & Electronics Retail—1.2%
Best Buy Co., Inc. (a)	258	6,231
Computer Hardware—2.6%
Hewlett-Packard Co.	306	5,312
International Business Machines Corp.	108	8,370
		13,682
Computer Storage & Peripherals—1.1%
Lexmark International, Inc. (a)	95	5,747
Containers & Packaging—2.6%
Pactiv Corp. (a)	217	4,744
Smurfit-Stone Container Corp. (a)	586	9,019
		13,763
Diversified Financials—11.2%
CIT Group, Inc. (a)	455	8,918
Citigroup, Inc.	491	17,279
Federal National Mortgage Assn.	206	13,252
Lehman Brothers Holdings, Inc.	163	8,686
SLM Corp.	107	11,113
		59,248
Diversified Telecommunication Services—3.1%
Verizon Communications, Inc.	425	16,469
Electric Utilities—0.8%
Dominion Resources, Inc.	77	4,227
Electrical Equipment—0.6%
Rockwell Automation, Inc.	159	3,293
Electronic Equipment & Instruments—1.4%
Celestica, Inc. (a)	237	3,342
Thermo Electron Corp. (a)	214	4,305
		7,647

MLIG Variable Insurance Trust — Roszel/Sound Large Cap Core Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Food Distributors—1.2%
Sysco Corp.	206	$6,137
General Merchandise Stores—3.6%
Wal-Mart Stores, Inc.	381	19,244
Health Care Equipment & Services—7.9%
Alcon, Inc. (a)	198	7,811
Cardinal Health, Inc.	117	6,925
Caremark Rx, Inc. (a)	448	7,280
Guidant Corp. (a)	250	7,713
Tenet Healthcare Corp. (a)	272	4,461
UnitedHealth Group, Inc.	90	7,515
		41,705
Home Improvement Retail—1.7%
Home Depot, Inc.	369	8,841
Household Products—1.8%
Procter & Gamble Co.	112	9,625
Industrial Conglomerates—5.6%
3M Co.	76	9,371
General Electric Co.	825	20,089
		29,460
Insurance—4.1%
Everest Re Group, Ltd.	131	7,244
Marsh & McLennan Cos., Inc.	314	14,510
Travelers Property Casualty Corp. (Class A) (a)	1	15
		21,769
Integrated Oil & Gas—4.8%
Exxon Mobil Corp.	731	25,541
Machinery—1.8%
Caterpillar, Inc.	100	4,572
ITT Industries, Inc.	81	4,916
		9,488
Media—4.0%
Comcast Corp. (a)	142	3,208
Cox Communications, Inc. (Class A) (a)	167	4,743
New York Times Co. (Class A)	72	3,292
Viacom, Inc. (Class B) (a)	246	10,027
		21,270
Metals & Mining—1.1%
Alcoa, Inc.	248	5,650
Networking Equipment—0.7%
Cisco Systems, Inc. (a)	291	3,812
Oil & Gas Drilling—1.4%
Transocean, Inc.	330	7,656
Oil & Gas Exploration & Production—1.0%
Anadarko Petroleum Corp.	113	5,413

MLIG Variable Insurance Trust — Roszel/Sound Large Cap Core Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Pharmaceuticals—4.2%
Bristol-Myers Squibb Co.	252	$5,834
Pfizer, Inc.	265	8,101
Pharmacia Corp.	202	8,443
		22,378
Railroads—1.1%
Canadian National Railway Co.	144	5,985
Restaurants—1.4%
Darden Restaurants, Inc.	354	7,239
Semiconductor Equipment—0.5%
KLA-Tencor Corp. (a)	67	2,370
Semiconductors—3.3%
Altera Corp.	251	3,095
Intel Corp.	594	9,248
Texas Instruments, Inc.	359	5,389
		17,732
Specialty Stores—3.3%
Office Depot, Inc. (a)	689	10,169
Petsmart, Inc. (a)	436	7,469
		17,638
Systems Software—4.8%
Microsoft Corp. (a)	488	25,230
Telecommunications Equipment—0.7%
Motorola, Inc.	455	3,936
Textiles & Apparel—1.4%
Liz Claiborne, Inc.	255	7,561
Total Common Stocks (Cost—$544,349)		522,934
Short-Term Securities—10.4%	Principal Amount
Repurchase Agreement (b)—10.4%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $55,462 (Cost—$55,460)	$55,460	55,460
Total Investments—109.0%
(Cost—$599,809)		578,394
Other Liabilities in Excess of Assets—(9.0)%		(47,836)
Net Assets—100.0%		$530,558

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/INVESCO-NAM Large Cap Core Portfolio
December 31, 2002—Annual Report

Market Review

2002 was a disappointing year. The S&P 500 declined for a third straight year due mainly to investor concerns related to corporate governance issues, continued terrorist threats, the increased possibility of war and weaker than expected corporate profit growth.

Portfolio Review

The Portfolio was positioned for a stronger economic environment and market recovery that has yet to materialize. The Portfolio lagged the S&P 500 for 2002 due to our positive economic outlook and poor stock selection within the Finance and Consumer sectors.

We had more exposure to many economically sensitive stocks and less exposure to the regional banks, which outperformed. Consumer staples stocks are perceived as defensive and therefore, performed well in the weak market environment. Our outlook coupled with extremely high valuations caused us to not own many of these stocks. Two economically sensitive sectors— materials and technology—performed very differently in 2002. Materials outperformed the market by 15% while technology lagged by 15%.

At year-end, the Portfolio remained overweighted in the materials, industrials and technology sectors. We increased exposure to the consumer discretionary sector since these stocks now have more attractive valuations and should respond well to a better economic environment. We remain underweighted in the consumer staples area due to mediocre fundamentals and unattractive valuations. Similarly, we continue to be underweighted in the telecommunications and utility sectors.

In regards to attribute weightings during 4Q 2002, the Growth attribute increased slightly while the Low P/E and Yield attributes declined. The Growth attribute rose due to the inclusion of several new stocks coupled with strong relative technology performance. Using three different types of stocks provides the Portfolio with good diversification during all market environments.

For growth versus value, our macro indicators are mixed. This leads us to maintain a balanced growth/value position. Until the indicators give us more conviction on growth/value superiority, new additions will continue to be driven by bottom-up stock picking.

Outlook

While 2002 was disappointing, we have identified indicators that point toward an improving economy.

•	The last five quarters of real GDP growth have been solid. U.S. industrial production began to slide in 2000 and was weak until the middle of 2002, when it began to firm and move higher.
•	In analyzing market behavior during times of war, our conclusion is that in the short run, war clearly creates investor uncertainty and negative psychology; however, over time, economic fundamentals and valuation levels drive equity prices.
•	Many investors are questioning the current economic picture. While subject to debate, the economy appears to be growing. The national manufacturing data for December surged. New orders saw the biggest increase since 1980, suggesting that business spending is picking up. Housing and autos remain strong, and productivity reached record levels. The missing piece the last few years has been capital spending by businesses. We look for improvement in this area in 2003 given rising profit growth, aged equipment and fiscal stimulus.
•	Consumers appear to be able to maintain their current spending levels. Measures of consumers' attitudes have been trending down; however, the true driver of spending—disposable income—is rising sharply.
•	President Bush has recently released his economic stimulus plan that, among other things, would eliminate personal income taxes on corporate dividends. The Administration and Congress will be considering the costs and benefits of this plan. For investors, this would clearly increase the after-tax return of equities, make high yield stocks more appealing and remove or reduce the relative tax advantage of other investments.
•	Finally, after three years of negative returns, valuation levels are more attractive. The market is now trading at 17 times expected 2003 earnings suggesting it is undervalued, particularly at these low levels of inflation. If we look at the trend in returns of the S&P 500 and the NASDAQ, both are back to more historical levels.

The preceding commentary was prepared by the Portfolio's investment manager, INVESCO—
National Asset Management Group. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/INVESCO-NAM Large Cap Core Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/INVESCO-NAM Large Cap Core Portfolio	(11.20)%
S&P 500 Index**	(10.30)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	This unmanaged broad-based index does not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/INVESCO-NAM Large Cap Core Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Microsoft Corp.	3.5%
General Electric Co.	3.4
Wal-Mart Stores, Inc.	3.3
Johnson & Johnson	3.0
Citigroup, Inc.	3.0
Exxon Mobil Corp.	3.0
Radian Group, Inc.	2.8
Federal National Mortgage Assn.	2.8
Pfizer, Inc.	2.6
American International Group, Inc.	2.3
Total	29.7%

Top Ten Industries*	Percentage of Net Assets
Diversified Financials	12.2%
Insurance	7.8
Pharmaceuticals	7.3
Integrated Oil & Gas	5.2
General Merchandise Stores	5.0
Systems Software	4.7
Chemicals	4.3
Health Care Equipment & Services	3.8
Industrial Conglomerates	3.4
Machinery	3.3
Total	57.0%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/INVESCO-NAM Large Cap Core Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—94.9%
Aerospace & Defense—3.1%
Boeing Co.	818	$26,986
Honeywell International, Inc.	933	22,392
		49,378

Application Software—0.3%
Siebel Systems, Inc. (a)	641	4,795

Auto Components—1.5%
Johnson Controls, Inc.	300	24,051

Automobiles—1.3%
Harley-Davidson, Inc.	457	21,113

Banks—2.2%
Bank of New York Co., Inc.	880	21,085
Fifth Third Bancorp	249	14,579
		35,664

Beverages—2.3%
PepsiCo, Inc.	863	36,436

Biotechnology—1.6%
Wyeth	705	26,367

Building Products—2.3%
Masco Corp.	1,732	36,459

Chemicals—4.3%
Air Products & Chemicals, Inc.	549	23,470
PPG Industries, Inc.	307	15,396
Praxair, Inc.	543	31,369
		70,235

Computer Hardware—1.9%
Dell Computer Corp. (a)	1,137	30,403

Computer Storage & Peripherals—0.3%
EMC Corp. (a)	791	4,857

Department Stores—1.3%
Kohl's Corp. (a)	379	21,205

Diversified Financials—12.2%
Citigroup, Inc.	1,373	48,316
Federal Home Loan Mortgage Corp.	445	26,277
Federal National Mortgage Assn.	689	44,323
Goldman Sachs Group, Inc.	450	30,645

MLIG Variable Insurance Trust— Roszel/INVESCO-NAM Large Cap Core Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Diversified Financials—(continued)
Morgan Stanley Co.	606	$24,192
State Street Corp.	571	22,269
		196,022

Diversified Telecommunication Services—1.0%
SBC Communications, Inc.	611	16,564

Drug Retail—1.4%
Walgreen Co.	790	23,060

Electronic Equipment & Instruments—1.3%
Jabil Circuit, Inc. (a)	1,181	21,164

Food Products—1.3%
Wm. Wrigley Jr. Co.	371	20,360

General Merchandise Stores—5.0%
Target Corp.	899	26,970
Wal-Mart Stores, Inc.	1,067	53,894
		80,864

Health Care Equipment & Services—3.8%
Baxter International, Inc.	502	14,056
Medtronic, Inc.	773	35,249
Tenet Healthcare Corp. (a)	726	11,906
		61,211

Home Improvement Retail—1.6%
Home Depot, Inc.	1,069	25,613

Industrial Conglomerates—3.4%
General Electric Co.	2,231	54,325

Insurance—7.8%
American International Group, Inc.	651	37,660
MGIC Investment Corp.	441	18,213
PMI Group, Inc.	816	24,513
Radian Group, Inc.	1,212	45,026
		125,412

Integrated Oil & Gas—5.2%
ChevronTexaco Corp.	538	35,766
Exxon Mobil Corp.	1,375	48,043
		83,809

Machinery—3.3%
Deere & Co.	345	15,818
Ingersoll-Rand Co. (Class A)	864	37,204
		53,022
Media—2.3%
AOL Time Warner, Inc. (a)	1,026	13,441
Dow Jones & Co., Inc.	559	24,165
		37,606

MLIG Variable Insurance Trust— Roszel/INVESCO-NAM Large Cap Core Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Metals & Mining—1.1%
Phelps Dodge Corp. (a)	584	$18,484

Networking Equipment—2.3%
Cisco Systems, Inc. (a)	2,821	36,955

Oil & Gas Equipment & Services—1.4%
Schlumberger, Ltd.	527	22,181

Paper & Forest Products—1.1%
Weyerhaeuser Co.	377	18,552

Pharmaceuticals—7.3%
Johnson & Johnson	911	48,930
Merck & Co., Inc.	470	26,607
Pfizer, Inc.	1,358	41,514
		117,051
Semiconductors—3.2%
Altera Corp. (a)	1,011	12,465
Intel Corp.	1,796	27,964
Maxim Integrated Products, Inc.	323	10,672
		51,101

Systems Software—4.7%
Microsoft Corp. (a)	1,097	56,715
Oracle Corp. (a)	1,826	19,721
		76,436
Telecommunications Equipment—1.8%
Qualcomm, Inc. (a)	793	28,857
Total Common Stocks
(Cost—$1,575,433)		1,529,612

Short-Term Securities—11.0%	Principal Amount
Repurchase Agreement (b)—11.0%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $177,317 (Cost—$177,309)	$177,309	177,309
Total Investments—105.9%
(Cost—$1,752,742)		1,706,921
Other Liabilities in Excess of Assets—(5.9)%		(95,486)
Net Assets—100.0%		$1,611,435

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

Equity investors were taken for a rough ride in the second half of 2002 as the US stock market posted strong gains in July, October, and November while slumping in September and December. A sluggish economy and uncertainty surrounding war in Iraq heightened volatility.

Early in the fourth quarter, the Dow Jones Industrial Index fell below 7300 for the first time since October 1997. The stock market then staged a dramatic rebound from its oversold lows, posting an eight-week winning streak, before retreating somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast. However, the solid gains of the fourth quarter were not nearly enough to salvage yet another down year for US stocks—the third in a row, a phenomenon not seen since the Great Depression.

The fourth quarter's advance was powered largely by low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance and high betas (a measure of a stock's volatility relative to a benchmark such as the S&P 500). A large proportion of these stocks are classified as technology, although energy and utilities companies were also represented.

Portfolio Review

From its inception on July 1, 2002 through December 31, 2002, the Portfolio returned –10.90% based on net asset value compared to the –8.98% decline of its benchmark, the Russell 1000 Growth Index. The Portfolio's underperformance was driven largely by a strong rebound in lower-quality, low- priced stocks in October and November. Many of these stocks hailed from the technology sector, although energy and utilities companies were also represented.

Our investment approach is centered on positive, sustainable change and timeliness of investment. We take client risk tolerance seriously, and actively manage portfolios in accordance with it. Our risk control process begins with superior fundamental company analysis. It is strengthened through adherence to strict risk control criteria and continuous reevaluation of our stock picks.

The Portfolio had run ahead of its benchmark in the third quarter, as its focus on fundamental strength and sustainable change helped mitigate the steep decline of stocks in September. However, this conservative stance hampered returns in the fourth quarter as beaten-down stocks, many from the technology sector, began to rebound. As the quarter began, the Portfolio was defensively positioned (underweight technology ex-defense companies, overweight HMOs, overweight defense and consumer-related companies), as these were sectors in which we found companies meeting our investment criteria. Technology represented the majority of the Portfolio's underperformance relative to the benchmark in the fourth quarter. For the period as a whole, however, our stock selection in, and underweight exposure to, the technology sector added relative value. On the downside, holdings in the consumer services and commercial/industrial sectors contributed to the Portfolio's underperformance during the reporting period.

Intel provides one example of a disappointing holding. Although Intel's guidance was slightly better than expected, analysts were largely positive, and catalysts for growth seemed evident, Intel advanced only fractionally. On the positive side, our investment in Nextel, also based on our assessment of its fundamental strength, was rewarded with strong gains. Other stocks that performed well include Nokia, Forest Labs, and Amgen.

From inception through year-end, we shifted holdings from the retail trade and consumer non-durables sectors in favor of technology and energy stocks. As of December 31, 2002, the Portfolio was overweight in energy and producers/ manufacturing stocks and underweight in the consumer non-durables and retail trade sectors.

Outlook

Going forward, we expect economic growth to remain moderate as 2003 unfolds. The Iraq situation continues to overhang the market, as does the threat of future terrorist acts. Once this situation is resolved, conditions are ripe for economic acceleration—interest rates are historically very low, productivity is growing, and consumer confidence is improving. As fundamentals improve and investors begin to reward quality, the Portfolio should be positioned for strong performance relative to our peer group and benchmark. We remain firmly committed to our investment approach going forward, as we believe it represents the best method for generating above-benchmark returns over time.

The preceding commentary was prepared by the Portfolio's investment manager, Nicholas- Applegate Capital Management, LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	(10.90)%
S&P 500 Index**/***	(10.30)%
Russell 1000 Growth Index***	(8.98)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Microsoft Corp.	6.0%
General Electric Co.	6.0
Pfizer, Inc.	5.5
Johnson & Johnson	3.9
Amgen, Inc.	3.2
Intel Corp.	2.9
Teva Pharmaceutical Industries, Ltd., ADR	2.8
eBay, Inc.	2.6
Goldman Sachs Group, Inc.	2.5
Ensco International, Inc.	2.3
Total	37.7%

Top Ten Industries*	Percentage of Net Assets
Pharmaceuticals	16.4%
Systems Software	8.0
Industrial Conglomerates	7.5
Health Care Equipment & Services	6.4
Diversified Financials	4.1
Computer Hardware	3.9
Banks	3.9
Semiconductor Equipment	3.4
Biotechnology	3.2
Semiconductors	2.9
Total	59.7%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Nicholas-Applegate Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—96.6%
Apparel Retail—2.1%
Coach, Inc. (a)	348	$11,456

Application Software—2.6%
PeopleSoft, Inc. (a)	460	8,418
Symantec Corp. (a)	145	5,874
		14,292

Automobiles—1.9%
Harley-Davidson, Inc.	218	10,072

Banks—3.9%
North Fork Bancorp, Inc.	297	10,021
Wells Fargo & Co.	239	11,202
		21,223

Beverages—2.1%
PepsiCo, Inc.	265	11,188

Biotechnology—3.2%
Amgen, Inc. (a)	357	17,257

Commercial Services & Supplies—2.2%
Apollo Group, Inc. (Class A) (a)	275	12,100

Computer Hardware—3.9%
Dell Computer Corp. (a)	409	10,937
International Business Machines Corp.	136	10,540
		21,477

Diversified Financials—4.1%
Goldman Sachs Group, Inc.	204	13,892
SLM Corp.	80	8,309
		22,201

Diversified Telecommunication Services—2.0%
L-3 Communications Holdings, Inc. (a)	242	10,868

Food Distributors—1.6%
Sysco Corp.	301	8,967

General Merchandise Stores—2.0%
Wal-Mart Stores, Inc.	214	10,809

Health Care Equipment & Services—6.4%
Dentsply International, Inc.	329	12,239
Medtronic, Inc.	242	11,035
UnitedHealth Group, Inc.	141	11,773
		35,047

MLIG Variable Insurance Trust— Roszel/Nicholas-Applegate Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Household Durables—1.6%
Pier 1 Imports, Inc.	472	$8,935

Household Products—1.6%
Procter & Gamble Co.	102	8,766

Industrial Conglomerates—7.5%
3M Co.	68	8,384
General Electric Co.	1,344	32,727
		41,111

Insurance—2.2%
Allstate Corp.	324	11,985

Internet Retail—2.6%
eBay, Inc. (a)	206	13,971

Media—1.8%
Viacom, Inc. (Class B) (a)	247	10,068

Oil & Gas Drilling—2.3%
Ensco International, Inc.	424	12,487

Oil & Gas Exploration & Production—2.0%
XTO Energy, Inc.	442	10,917

Pharmaceuticals—16.4%
Eli Lilly & Co.	132	8,382
Forest Laboratories, Inc. (a)	79	7,759
Gilead Sciences, Inc. (a)	208	7,072
Johnson & Johnson	396	21,269
Pfizer, Inc.	984	30,081
Teva Pharmaceutical Industries, Ltd., ADR	393	15,174
		89,737

Photographic Products—2.0%
Eastman Kodak Co.	310	10,862

Semiconductor Equipment—3.4%
Applied Materials, Inc. (a)	573	7,466
Microchip Technology, Inc.	455	11,125
		18,591

Semiconductors—2.9%
Intel Corp.	1,012	15,757

Specialty Stores—1.2%
Bed Bath & Beyond, Inc. (a)	190	6,561

MLIG Variable Insurance Trust— Roszel/Nicholas-Applegate Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Systems Software—8.0%
Microsoft Corp. (a)	637	$32,933
Veritas Software Corp. (a)	701	10,950
		43,883

Telecommunications Equipment—1.2%
Qualcomm, Inc. (a)	178	6,477

Wireless Telecommunication Services—1.9%
AT&T Wireless Services, Inc. (a)	1,810	10,227

Total Common Stocks
(Cost—$549,025)		527,292

Short-Term Securities—13.0%	Principal Amount
Repurchase Agreement (b)—13.0%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $70,583 (Cost—$70,580)	$70,580	70,580

Total Investments—109.6%
(Cost—$619,605)		597,872
Other Liabilities in Excess of Assets—(9.6)%		(52,153)
Net Assets—100.0%		$545,719

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR – American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

The second half of 2002 continued to be a difficult period for the equity markets. The full year 2002 was the worst market for large-cap growth managers in the post-WWII period. The Russell 1000 Growth Index declined 27.89% for the year and the Standard and Poor's 500 fell 22.10%. This was the first time the S&P 500 had declined for three consecutive years since 1941. A surge in technology stock prices helped lead the market up in the fourth quarter, but it was not enough to overcome the declines posted earlier in the year. All major stock indices, investment styles (large- cap, mid-cap, small-cap, growth, value, etc.) and all economic sectors were negative for the year.

Portfolio Review

The Roszel/Rittenhouse Large Cap Growth Portfolio, while experiencing negative returns for the July-December period, held up better than the Standard and Poor's 500 Index. Outperformance during this period was explained by the Portfolio's lack of exposure in Energy, and the weighting in Financial, Industrial and Consumer Staples sectors. No exposure to the Telecommunications sector, which experienced some recovery in the fourth quarter, limited performance. In the broad market, corporate earnings modestly improved after steeply declining in 2001. First Call estimates that the Standard and Poor's 500 operating earnings grew 1–2% for the full year 2002. By contrast, the companies in the Roszel/Rittenhouse Large Cap Growth Portfolio generated earnings growth that averages better than 15%. We would expect that when market sentiment improves, solid earnings growth should translate into better stock returns. We maintain our focus on identifying those companies that demonstrate financial strength and solid prospects for sustained growth in profitability.

Outlook

We expect that the Bush administration's push to eliminate the double-taxation of corporate dividends will provide an incentive for new money to come into the market. We believe this potential tax change bodes well for the Portfolio, as over 85% of the companies currently own pay dividends. Those companies that do not pay a dividend, but have high financial strength, significant amounts of balance sheet cash and/or no debt, may also be the beneficiaries of renewed investor interest. Five of the stocks in the Portfolio—Amgen, Bed, Bath & Beyond, Cisco, Dell and Oracle—have the financial wherewithal to pay dividends if they choose.

We believe the chances of a four-year losing streak in 2003 are unlikely as this has happened only once in the 20th century, from 1929 to 1932. Furthermore, despite the presence of doomsayers, the economy actually demonstrated some remarkable resilience in 2002. For the full year, Gross Domestic Product grew more than 2.5%. This economic growth is particularly encouraging since it occurred despite some unsettling events: the aftershocks of September 11, a decimated stock market, scandals in Corporate America, and the likelihood that President Bush would declare war in the Middle East.

We are approaching 2003 with guarded optimism. We anticipate a slowly expanding economy with gross domestic product (GDP) growing at 2.5–3.0% in the first half of the year and 3.5–4.0% in the second half. We also look for annual corporate earnings growth in the 9–11% range. Improved corporate earnings, accommodative Fed policy, favorable interest rates, low inflation and rational equity valuations should coalesce to create a more hospitable investment environment in 2003.

The preceding commentary was prepared by the Portfolio's investment manager, Rittenhouse Financial Services, Inc. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/ Rittenhouse Large Cap Growth Portfolio	(8.90)%
S&P 500 Index**	(10.30)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	This unmanaged broad-based index does not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Pfizer, Inc.	4.7%
Medtronic, Inc.	4.5
Cardinal Health, Inc.	4.2
American International Group, Inc.	4.1
General Electric Co.	4.0
Microsoft Corp.	3.8
Wal-Mart Stores, Inc.	3.6
Johnson & Johnson	3.5
Colgate-Palmolive Co.	3.5
Sysco Corp.	3.4
Total	39.3%

Top Ten Industries*	Percentage of Net Assets
Diversified Financials	12.4%
Health Care Equipment & Services	10.5
Pharmaceuticals	8.3
Insurance	7.0
Industrial Conglomerates	6.9
Household Products	5.6
Systems Software	4.7
Beverages	4.6
Commercial Services & Supplies	4.6
General Merchandise Stores	4.5
Total	69.1%

*	Excluding short-term investments and/or cash equivalents.

MLG Variable Insurance Trust— Roszel/Rittenhouse Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—93.7%
Air Freight & Couriers—1.6%
United Parcel Service, Inc. (Class B)	1,660	$104,713

Banks—2.0%
Wells Fargo & Co.	2,800	131,236

Beverages—4.6%
Coca-Cola Co.	2,000	87,640
PepsiCo, Inc.	5,100	215,322
		302,962

Biotechnology—3.3%
Amgen, Inc. (a)	4,400	212,696

Commercial Services & Supplies—4.6%
Automatic Data Processing, Inc.	5,000	196,250
First Data Corp.	2,900	102,689
		298,939

Computer Hardware—3.7%
Dell Computer Corp. (a)	3,600	96,264
International Business Machines Corp.	1,900	147,250
		243,514

Diversified Financials—12.4%
Citigroup, Inc.	4,700	165,393
Federal National Mortgage Assn.	3,200	205,856
MBNA Corp.	9,200	174,984
SLM Corp.	1,400	145,404
State Street Corp.	3,000	117,000
		808,637

Drug Retail—2.9%
Walgreen Co.	6,600	192,654

Food Distributors—3.4%
Sysco Corp.	7,500	223,425

General Merchandise Stores—4.5%
Target Corp.	2,100	63,000
Wal-Mart Stores, Inc.	4,600	232,346
		295,346

Health Care Equipment & Services—10.5%
Cardinal Health, Inc.	4,600	272,274
Medtronic, Inc.	6,500	296,400
UnitedHealth Group, Inc.	1,400	116,900
		685,574

MLG Variable Insurance Trust— Roszel/Rittenhouse Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Home Improvement Retail—1.9%
Lowe's Cos., Inc.	3,300	$123,750

Household Products—5.6%
Colgate-Palmolive Co.	4,400	230,692
Procter & Gamble Co.	1,600	137,504
		368,196

Industrial Conglomerates—6.9%
3M Co.	1,500	184,950
General Electric Co.	10,800	262,980
		447,930

Insurance—7.0%
Aflac, Inc.	1,800	54,216
American International Group, Inc.	4,600	266,110
Marsh & McLennan Cos., Inc.	2,900	134,009
		454,335

Networking Equipment—1.6%
Cisco Systems, Inc. (a)	7,900	103,490

Pharmaceuticals—8.3%
Johnson & Johnson	4,300	230,953
Pfizer, Inc.	10,100	308,757
		539,710

Semiconductors—1.2%
Texas Instruments, Inc.	5,400	81,054

Specialty Stores—1.6%
Bed Bath & Beyond, Inc. (a)	3,000	103,590

Systems Software—4.7%
Microsoft Corp. (a)	4,800	248,160
Oracle Corp. (a)	5,400	58,320
		306,480

Telecommunications Equipment—1.4%
Nokia OYJ, ADR	5,900	91,450

Total Common Stocks
(Cost—$6,288,954)		6,119,681

MLG Variable Insurance Trust— Roszel/Rittenhouse Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

Short-Term Securities—7.3%	Principal Amount	Value
Repurchase Agreement (b)—7.3%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $480,243 (Cost—$480,222)	$ 480,222	$480,222

Total Investments—101.0%
(Cost—$6,769,176)		6,599,903
Other Liabilities in Excess of Assets—(1.0)%		(65,850)
Net Assets—100.0%		$6,534,053

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR – American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Seneca Large Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

Collectively at Seneca, we have hundreds of years of investment experience. None of us can recall a period when investors have appeared more pessimistic.

The market reflects the sentiment. Stocks recorded their third consecutive down year in 2002, its worst string of declines since the late 1930's. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500, none registered a positive return. Declines of this magnitude are stunning. They match the worst market performance ever recorded in the United States. This is not to say that things can't get worse from here. But in past terrible episodes, the declines went no further. Investing at such depressed levels has historically produced good results over time. We believe the same it true today.

Fear, however, is pervasive. Investors who clamored to buy tech stocks at their peaks now sell them at single digit prices, to reinvest in Treasury bonds offering 3% for a ten-year term. Implicit in this behavior is the view that stocks will be unable to achieve much more than 3% over time. The historical record is actually double digit returns per annum on stocks since 1926. Can long-term investment expectations have changed so radically?

We doubt that investors have become more prescient forecasters today than they were during the mania of the late 1990's. Then, stocks were priced with the assumption that the good times would roll forever; today they are priced with the opposite assumption. The reality is change, not stagnation. After three painful down years, we believe the market has adequately priced in the weak economy, the woeful world situation, and the sorry state of integrity in some corporate boardrooms.

Portfolio Review

Fundamental investing has been a frustrating exercise in the last few quarters (and years), because fundamentals have withered in importance before the powerful emotional responses of fear and greed. The second half of 2002 was filled with reversals. The best performing sectors in the third quarter, such as consumer staples and industrials, were the worst performing sectors in the fourth quarter. UPS is an example of a top contributor for the Portfolio in 3Q and a bottom contributor for 4Q. The worst performing sectors in the third quarter, such as technology and telecommunications, were the best performers in the fourth quarter. The fact that the Portfolio's companies delivered higher revenue growth, fewer negative charge offs, and better prospects than the average company, did not enable us to deliver excess return through September. In the fourth quarter, fundamental investing became even less productive. The October/November rally which followed, was led by the lowest priced, most speculative stocks and we did not participate fully. For the second half of 2002, then, the return of Portfolio fell slightly below its benchmark, the Russell 1000 Growth Index. This, despite our avoidance of every corporate disaster from Tenet to Tyco and despite the fact that our Portfolio's companies demonstrated higher quality and better earnings performance than the market, was frustrating, indeed.

Outlook

In these unsettled times, the very notion of growth appears to have lost credibility in the minds of shell-shocked investors. This will pass. The U.S. economy is not moribund. U.S. companies continue to lead the world in productivity and ingenuity. And the results of the Portfolio's companies, even in this difficult year, demonstrate that earnings growth is indeed attainable. We will continue to work as we always have to identify prosperous and promising companies. And we expect that our efforts will eventually be rewarded, when the thunderclouds of fear overhanging the market dissipate and confidence slowly returns.

Our forecast for the coming year is for slow, halting, but ultimate recovery in the economy and the markets. The stakes have risen for the U.S. with so many countries in truly dire straits. All of the ammunition available will be brought to bear, in the form of further monetary stimulus, deficit spending, tax reductions and even currency depreciation. The new Bush economic team and the Federal Funds rate at such a low level indicate the seriousness of the attack. We would not bet against the success of determined policymakers.

Our favored investments for the coming year include the much maligned category, growth stocks. It's not just wishful thinking (we are growth investors) that leads us to this conclusion. Growth stocks have borne the brunt of the market's decline, with the result that their long time valuation premium over "value" stocks has shrunken to historically low levels. For the coming year, for example, growth stocks are expected to produce earnings growth far above the expected from value companies. Yet the Price to Earnings ratios of the two categories is roughly similar. Unless all the earnings expectations are worthless, growth stocks look appealing.

The preceding commentary was prepared by the Portfolio's investment manager, Seneca Capital Management LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Seneca Large Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Seneca Large Cap Growth Portfolio	(10.30)%
S&P 500 Index**/***	(10.30)%
Russell 1000 Growth Index***	(8.98)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust —
Roszel/Seneca Large Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Johnson & Johnson	4.3%
Pfizer, Inc.	4.0
Microsoft Corp.	3.5
International Business Machines Corp.	3.2
Amgen, Inc.	3.1
American Express Co.	3.1
Clear Channel Communications, Inc.	3.0
Emerson Electric Co.	3.0
Wal-Mart Stores, Inc.	2.9
SPDR Trust Series 1	2.8
Total	32.9%

Top Ten Industries*	Percentage of Net Assets
Pharmaceuticals	12.9%
Semiconductors	9.0
Media	7.7
Health Care Equipment & Services	7.2
Diversified Financials	4.7
Systems Software	3.5
Computer Hardware	3.2
Biotechnology	3.1
Electrical Equipment	3.0
General Merchandise Stores	2.9
Total	57.2%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Seneca Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—98.2%
Air Freight & Couriers—2.3%
United Parcel Service, Inc. (Class B)	850	$53,618

Application Software—2.3%
Intuit, Inc. (a)	1,170	54,896

Auto Components—1.8%
AutoZone, Inc. (a)	600	42,390

Banks—2.4%
Bank of America Corp.	800	55,656

Beverages—2.4%
PepsiCo, Inc.	1,350	56,997

Biotechnology—3.1%
Amgen, Inc. (a)	1,520	73,477

Commercial Services & Supplies—2.5%
Concord EFS, Inc. (a)	3,760	59,182

Computer Hardware—3.2%
International Business Machines Corp.	970	75,175

Department Stores—2.5%
Kohl's Corp. (a)	1,040	58,188

Diversified Financials—4.7%
American Express Co.	2,060	72,821
Goldman Sachs Group, Inc.	560	38,136
		110,957

Electrical Equipment—3.0%
Emerson Electric Co.	1,360	69,156

General Merchandise Stores—2.9%
Wal-Mart Stores, Inc.	1,340	67,683

Health Care Equipment & Services—7.2%
AmerisourceBergen Corp.	1,080	58,655
Medtronic, Inc.	1,220	55,632
Wellpoint Health Networks, Inc. (a)	750	53,370
		167,657

MLIG Variable Insurance Trust— Roszel/Seneca Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Household Products—2.8%
Procter & Gamble Co.	750	$64,455

Insurance—1.8%
American International Group, Inc.	720	41,652

Internet Retail—2.7%
eBay, Inc. (a)	920	62,394

Investment Companies—2.8%
SPDR Trust Series 1	750	66,173

IT Consulting & Services—2.6%
Accenture, Ltd. (Class A) (a)	3,330	59,907

Machinery—2.5%
Deere & Co.	1,270	58,230

Media—7.7%
Clear Channel Communications, Inc. (a)	1,880	70,105
Tribune Co.	1,310	59,553
Walt Disney Co.	3,050	49,745
		179,403

Networking Equipment—2.4%
Cisco Systems, Inc. (a)	4,360	57,116

Oil & Gas Equipment & Services—2.3%
Schlumberger, Ltd.	1,260	53,033

Pharmaceuticals—12.9%
Eli Lilly & Co.	830	52,705
Forest Laboratories, Inc. (a)	560	55,003
Johnson & Johnson	1,890	101,512
Pfizer, Inc.	3,020	92,321
		301,541
Semiconductor Equipment—2.8%
Applied Materials, Inc. (a)	4,950	64,499

Semiconductors—9.0%
Intel Corp.	4,240	66,017
Maxim Integrated Products, Inc.	1,200	39,648
Texas Instruments, Inc.	3,690	55,387
Xilinx, Inc. (a)	2,390	49,234
		210,286

MLIG Variable Insurance Trust— Roszel/Seneca Large Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Systems Software—3.5%
Microsoft Corp. (a)	1,570	$81,169

Telecommunications Equipment—2.1%
Qualcomm, Inc. (a)	1,360	49,490
Total Common Stocks
(Cost—$2,319,566)		2,294,380

Short-Term Securities—12.8%	Principal Amount
Repurchase Agreement (b)—12.8%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $299,543 (Cost—$299,530)	$299,530	299,530

Total Investments—111.0%
(Cost—$2,619,096)		2,593,910
Other Liabilities in Excess of Assets—(11.0)%		(257,379)
Net Assets—100%		$2,336,531

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Valenzuela Mid Cap Value Portfolio
December 31, 2002—Annual Report

Market Review

2002 is over. One of the worst performing market environments of the last one hundred years is hopefully behind us. The major indices fell for their third consecutive year—only the third time this has happened since 1914.

While the third quarter equity performance was among the most difficult in the last 50+ years, the fourth quarter enjoyed a brief but dramatic recovery early in the quarter. The sudden and dramatic swing, unfortunately, did not have the legs to reverse the damage to the market from the previous three quarters.

Despite the low interest rate environment and improving corporate profitability, exogenous macro-political events such as the Venezuela oil crisis and the threat of war with Iraq have created a wall of worry and dampened business spending and business confidence in the third and fourth quarters.

Portfolio Review

During the six month period ending December 31, 2002, the Portfolio was slightly under the benchmark's weight in Materials, and outperformed in this sector. Among the leading securities were Pope and Talbot, Inc. and Praxair, Inc. Pope and Talbot, a pulp and wood producer, had improved third quarter operating performance after initiating cost cutting measures. Praxair, the largest industrial gases company in North and South America, reported strong third quarter earnings growth as the market for industrial gases remains one of the more stable performers in a slow economy.

Additional outperformance on a relative basis occurred in Utilities, where the Portfolio had a lower exposure level than the benchmark. Dominion Resources, Inc., the electric holding company, announced strong third quarter results under difficult operating conditions. Wisconsin Energy posted a relatively strong return based on good performance in the company's core utility businesses.

Information Technology was very slightly overweighted and several economically sensitive industry groups and their corresponding stocks in the Portfolio declined. These included Networking Equipment (McDATA Corp.), Electronic Equipment (Avnet, Inc. and Vishay Intertechnology, Inc.), and IT Consulting and Services (Unisys Corporation). BEA Systems, Inc. was the top performing security in the sector; the application infrastructure software provider stated that its developer base had grown by 40 percent.

Throughout the six month period, Financials, underweighted in relation to the benchmark, underperformed on a relative basis. The single largest drain on the return was Capital One, which, after a visit from Federal Regulators, accounted for a significant portion of relative underperformance.

Health Care, with a weighting comparable to the benchmark, detracted from performance for the quarter. Applera-Applied Biosystems Group and AmeriSourceBergen Corporation lagged by the greatest margin. Applera, a developer of instrument-based systems for the life sciences industry, remains at a historically cheap valuation. AmeriSourceBergen, the medical and health care products distributor, was sold after the valuation of the stock began to systematically reflect the new, lower growth rate environment for pharmaceuticals.

Consumer Staples, underweighted and consisting of only two stocks throughout the year, was under pressure by holding SUPERVALU, the supermarket retailer and food distributor. Food and beverage retailers are experiencing weaker than expected top line growth as a result of price deflation and trading down by consumers.

Outlook

We assume that the economy will have the following characteristics:

1)	A tepid first quarter as war fears and the high price oil offset some of the benefits of an economy still trying to get traction as it pulls out of its period of low capital spending and slow job creation.
2)	A second quarter that might see some of the external political problems resolved, resulting in a stronger capital markets environment. Sometime in the second quarter, we hope to see evidence that job creation is again on the rise;
3)	Second half of 2003 should demonstrate clear evidence that job creation is accelerating. In addition, there could be evidence of higher levels of capital spending, and IT spending in particular.
4)	All of this should take place within a benign interest rate environment during the first half of the year. If real GDP appears to be annualizing above the 3% level, sometime in the second half of the year we could see interest rates begin their march higher.

The preceding commentary was prepared by the Portfolio's investment manager, Valenzuela Capital Partners LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Valenzuela Mid Cap Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Valenzuela Mid Cap Value Portfolio	(20.40)%
S&P 500 Index**/***	(10.30)%
Russell Midcap Value Index***	(12.17)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Valenzuela Mid Cap Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
State Street Corp.	2.9%
Dominion Resources, Inc.	2.5
L-3 Communications Holdings, Inc.	2.4
National Commerce Financial Corp.	2.4
Bear Stearns Co., Inc.	2.4
T Rowe Price Group, Inc.	2.4
LaBranche & Co., Inc.	2.4
Flextronics International, Ltd.	2.3
Omnicom Group, Inc.	2.3
PPG Industries, Inc.	2.2
Total	24.2%

Top Ten Industries*	Percentage of Net Assets
Diversified Financials	19.5%
Electric Utilities	8.3
Media	7.8
Semiconductors	6.0
Banks	4.4
Chemicals	4.1
Household Durables	3.9
Containers & Packaging	3.8
Real Estate	3.5
Oil & Gas Exploration & Production	3.0
Total	64.3%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Valenzuela Mid Cap Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—92.9%
Apparel Retail—2.0%
Ross Stores, Inc.	1,470	$62,313

Application Software—1.9%
BEA Systems, Inc. (a)	5,240	60,103

Banks—4.4%
National Commerce Financial Corp.	3,180	75,843
SouthTrust Corp.	2,500	62,125
		137,968

Chemicals—4.1%
PPG Industries, Inc.	1,390	69,708
Praxair, Inc.	1,040	60,081
		129,789

Commercial Services & Supplies—1.8%
Manpower, Inc.	1,815	57,899

Containers & Packaging—3.8%
Pactiv Corp. (a)	2,720	59,459
Sealed Air Corp.	1,600	59,680
		119,139

Department Stores—2.0%
JC Penney Co., Inc.	2,740	63,047

Diversified Financials—19.5%
Ambac Financial Group, Inc.	840	47,242
Bear Stearns Co., Inc.	1,260	74,844
Doral Financial Corp.	2,150	61,490
Franklin Resources, Inc.	1,840	62,707
LaBranche & Co., Inc. (a)	2,800	74,592
Legg Mason, Inc.	1,395	67,714
Lehman Brothers Holdings, Inc.	1,110	59,152
State Street Corp.	2,340	91,260
T Rowe Price Group, Inc.	2,740	74,747
		613,748

Diversified Telecommunication Services—2.4%
L-3 Communications Holdings, Inc. (a)	1,700	76,347

Electric Utilities—8.3%
Dominion Resources, Inc.	1,440	79,056
FPL Group, Inc.	1,040	62,535
PPL Corp.	1,725	59,823
Wisconsin Energy Corp.	2,355	59,346
		260,760

MLIG Variable Insurance Trust— Roszel/Valenzuela Mid Cap Value Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Electronic Equipment & Instruments—2.3%
Flextronics International, Ltd. (a)	8,840	$72,400

Health Care Equipment & Services—3.0%
Applera Corp. – Applied Biosystems Group	2,480	43,499
Wellpoint Health Networks, Inc. (a)	690	49,101
		92,600

Household Durables—3.9%
Leggett & Platt, Inc.	2,670	59,915
Pier 1 Imports, Inc.	3,280	62,090
		122,005

Insurance—1.9%
Everest Re Group, Ltd.	1,095	60,554

Machinery—1.5%
Parker Hannifin Corp.	990	45,669

Media—7.8%
Mediacom Communications Corp. (a)	7,280	64,137
Omnicom Group, Inc.	1,120	72,352
Tribune Co.	1,360	61,825
Washington Post Co.	65	47,970
		246,284

Oil & Gas Drilling—1.0%
Nabors Industries, Ltd. (a)	890	31,390

Oil & Gas Exploration & Production—3.0%
Ocean Energy, Inc.	2,345	46,829
Pioneer Natural Resources Co. (a)	1,815	45,829
		92,658
Paper & Forest Products—1.6%
Pope & Talbot, Inc.	3,570	50,908

Railroads—2.0%
Norfolk Southern Corp.	3,070	61,369

Real Estate—3.5%
AMB Property Corp.	1,350	36,936
Boston Properties, Inc.	1,040	38,334
Simon Property Group, Inc.	1,010	34,411
		109,681

MLIG Variable Insurance Trust— Roszel/Valenzuela Mid Cap Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Semiconductors—6.0%
Cree, Inc. (a)	2,620	$42,837
Linear Technology Corp.	2,310	59,413
Maxim Integrated Products, Inc.	1,690	55,838
National Semiconductor Corp. (a)	1,980	29,720
		187,808

Specialty Stores—1.4%
Staples, Inc. (a)	2,440	44,652

Textiles & Apparel—1.9%
Liz Claiborne, Inc.	2,045	60,634

Wireless Telecommunication Services—1.9%
Sprint Corp.–PCS Group (a)	13,230	57,947

Total Common Stocks
(Cost— $2,929,140)		2,917,672

Short-Term Securities—12.3%	Principal Amount
Repurchase Agreement (b)—12.3%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $384,224 (Cost—$384,207)	$ 384,207	384,207
Total Investments—105.2%
(Cost—$3,313,347)		3,301,879
Other Liabilities in Excess of Assets—(5.2)%		(162,341)
Net Assets—100.0%		$3,139,538

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Seneca Mid Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

Collectively at Seneca, we have hundreds of years of investment experience. None of us can recall a period when investors have appeared more pessimistic.

The market reflects the sentiment. Stocks recorded their third consecutive down year in 2002, its worst string of declines since the late 1930's. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500, none registered a positive return. Declines of this magnitude are stunning. They match the worst market performance ever recorded in the United States. This is not to say that things can't get worse from here. But in past terrible episodes, the declines went no further. Investing at such depressed levels has historically produced good results over time. We believe the same it true today.

Fear, however, is pervasive. Investors who clamored to buy tech stocks at their peaks now sell them at single digit prices, to reinvest in Treasury bonds offering 3% for a ten-year term. Implicit in this behavior is the view that stocks will be unable to achieve much more than 3% over time. The historical record is actually double digit returns per annum on stocks since 1926. Can long-term investment expectations have changed so radically?

We doubt that investors have become more prescient forecasters today than they were during the mania of the late 1990's. Then, stocks were priced with the assumption that the good times would roll forever; today they are priced with the opposite assumption. The reality is change, not stagnation. After three painful down years, we believe the market has adequately priced in the weak economy, the woeful world situation, and the sorry state of integrity in some corporate boardrooms.

Portfolio Review

Fundamental investing has been a frustrating exercise in the last few quarters (and years), because fundamentals have withered in importance before the powerful emotional responses of fear and greed. The second half of 2002 was filled with reversals. The best performing sectors in the third quarter, such as consumer staples and industrials, were the worst performing sectors in the fourth quarter. The worst performing sectors in the third quarter, such as technology and telecommunications, were the best performers in the fourth quarter. Semiconductor stocks such as Altera and Jabil are examples of bottom contributors for the Portfolio in 3Q and top contributors for 4Q. The fact that the Portfolio's companies delivered higher revenue growth, fewer negative charge offs, and better prospects than the average company, did not enable us to deliver excess return through September. In the fourth quarter, fundamental investing became even less productive. The October/November rally which followed was led by extremely volatile, low priced, speculative stocks, many of which do not have earnings. This was a very challenging environment for an earnings driven' process like ours, we did not participate in this speculative rally. The Portfolio's return lagged its benchmark, the Russell Midcap Growth Index, considerably for the fourth quarter and for the second half of the year. This, despite our avoidance of every corporate disaster, from Tenet to Tyco, and despite the fact that the Portfolio's companies demonstrated higher quality and better earnings performance than the market, was frustrating, indeed.

Outlook

In these unsettled times, the very notion of growth appears to have lost credibility in the minds of shell-shocked investors. This will pass. The U.S. economy is not moribund. U.S. companies continue to lead the world in productivity and ingenuity. And the results of the Portfolio's companies, even in this difficult year, demonstrate that earnings growth is indeed attainable. We will continue to work as we always have to identify prosperous and promising companies. And we expect that our efforts will eventually be rewarded, when the thunderclouds of fear overhanging the market dissipate and confidence slowly returns.

Our forecast for the coming year is for slow, halting, but ultimate recovery in the economy and the markets. The stakes have risen for the U.S. with so many countries in truly dire straits. All of the ammunition available will be brought to bear, in the form of further monetary stimulus, deficit spending, tax reductions and even currency depreciation. The new Bush economic team and the Federal Funds rate at such a low level indicate the seriousness of the attack. We would not bet against the success of determined policymakers.

Our favored investments for the coming year include the much maligned category, growth stocks. It's not just wishful thinking (we are growth investors) that leads us to this conclusion. Growth stocks have borne the brunt of the market's decline, with the result that their long time valuation premium over "value" stocks has shrunken to historically low levels. For the coming year, for example, growth stocks are expected to produce earnings growth far above the expected from value companies. Yet the Price to Earnings ratios of the two categories is roughly similar. Unless all the earnings expectations are worthless, growth stocks look appealing.

The preceding commentary was prepared by the Portfolio's investment manager, Seneca Capital Management LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Seneca Mid Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Seneca Mid Cap Growth Portfolio	(13.90)%
S&P 500 Index**/***	(10.30)%
Russell Midcap Growth Index***	(9.60)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements.) Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Seneca Mid Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Altera Corp.	3.4%
Jabil Circuit, Inc.	3.4
AmerisourceBergen Corp.	3.4
Midcap SPDR Trust Series 1	3.4
KLA-Tencor Corp.	3.3
Gilead Sciences, Inc.	3.2
AutoZone, Inc.	3.1
Yahoo!, Inc.	3.0
Weight Watchers International, Inc.	2.9
Pactiv Corp.	2.9
Total	32.0%

Top Ten Industries*	Percentage of Net Assets
Application Software	9.5%
Health Care Equipment & Services	8.1
Pharmaceuticals	7.5
Specialty Stores	6.5
Containers & Packaging	5.7
Media	5.3
Commercial Services & Supplies	5.2
Semiconductors	3.4
Electronic Equipment & Instruments	3.4
Investment Companies	3.4
Total	58.0%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Seneca Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—95.8%
Application Software—9.5%
BEA Systems, Inc. (a)	3,720	$42,668
Electronic Arts, Inc. (a)	800	39,816
Intuit, Inc. (a)	1,090	51,143
PeopleSoft, Inc. (a)	2,390	43,737
		177,364
Auto Components—3.1%
AutoZone, Inc. (a)	820	57,933

Banks— 2.3%
Charter One Financial, Inc.	1,501	43,124

Beverages—2.9%
Pepsi Bottling Group, Inc.	2,080	53,456

Chemicals—2.3%
Ecolab, Inc.	860	42,570

Commercial Services & Supplies—5.2%
Concord EFS, Inc. (a)	2,690	42,341
Weight Watchers International, Inc. (a)	1,190	54,704
		97,045
Computer Storage & Peripherals—2.3%
Network Appliance, Inc. (a)	4,340	43,400

Containers & Packaging—5.7%
Ball Corp.	1,000	51,190
Pactiv Corp. (a)	2,470	53,994
		105,184
Electronic Equipment & Instruments—3.4%
Jabil Circuit, Inc. (a)	3,570	63,974

Food Retail—2.6%
Whole Foods Market, Inc. (a)	920	48,512

Health Care Equipment & Services—8.1%
AmerisourceBergen Corp.	1,170	63,542
Universal Health Services, Inc. (Class B) (a)	780	35,178
Wellpoint Health Networks, Inc. (a)	730	51,947
		150,667
Hotels—2.5%
Royal Caribbean Cruises, Ltd.	2,830	47,261

Household Durables—2.8%
Newell Rubbermaid, Inc.	1,690	51,258

Household Products—1.9%
Clorox Co.	870	35,888

MLIG Variable Insurance Trust— Roszel/Seneca Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Insurance—2.4%
SAFECO Corp.	1,290	$44,724

Internet Retail—1.9%
Amazon.com, Inc. (a)	1,910	36,080

Internet Software & Services—3.0%
Yahoo!, Inc. (a)	3,390	55,426

Investment Companies—3.4%
Midcap SPDR Trust Series 1	800	62,920

IT Consulting & Services—2.2%
Affiliated Computer Services, Inc. (Class A) (a)	780	41,067

Media—5.3%
Lamar Advertising Co. (a)	1,540	51,821
Univision Communications, Inc. (Class A) (a)	1,910	46,795
		98,616
Oil & Gas Drilling—2.3%
Noble Corp. (a)	1,190	41,829

Pharmaceuticals—7.5%
Allergan, Inc.	590	33,996
Biovail Corp. (a)	1,770	46,745
Gilead Sciences, Inc. (a)	1,760	59,840
		140,581
Semiconductor Equipment—3.3%
KLA-Tencor Corp. (a)	1,730	61,190

Semiconductors—3.4%
Altera Corp.	5,190	63,993

Specialty Stores—6.5%
Bed Bath & Beyond, Inc. (a)	1,230	42,472
Michaels Stores, Inc. (a)	1,290	40,377
Staples, Inc. (a)	2,130	38,979
		121,828
Total Common Stocks
(Cost—$1,825,197)		1,785,890

Short-Term Securities—12.5%	Principal Amount
Repurchase Agreement (b)—12.5%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $233,764 (Cost—$233,754)	$233,754	233,754

MLIG Variable Insurance Trust— Roszel/Seneca Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

Value
Total Investments—108.3%
(Cost—$2,058,951)	$2,019,644
Other Liabilities in Excess of Assets—(8.3)%	(154,798)
Net Assets—100.0%	$1,864,846

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
December 31, 2002—Annual Report

Market Review

The second half of 2002 provided an unusually difficult market environment in which even value stocks declined sharply. Small cap value stocks fully participated in the market decline after achieving significantly positive returns in the first six months of 2002. Risk premiums rose dramatically for value and growth stocks as well as for large and small capitalization stocks. In short, there were very few places to hide.

Small cap value stocks, despite their strong performance since 1999, are still selling at very attractive absolute and relative valuations. Valuation, however, is rarely a catalyst for rising stock prices. The most important indicator of rising small cap value stock prices is a narrowing of corporate bond spreads, i.e. the spread between a corporation's borrowing rate and that of U. S. Treasury ten-year note. A successful navigation of the Middle East risks and continued aggressive monetary and fiscal stimulus should lead to an improved economy and a significant decline in corporate bond spreads. This would be the impetus for a rising stock market and renewed outperformance by small cap value stocks.

Portfolio Review

While we were disappointed in the short-term performance of the Portfolio relative to its benchmark, the Russell 2000 Value Index, we continue to believe that the Portfolio is significantly undervalued relative to its fundamental prospects. From a sector perspective, the Portfolio's returns were negatively impacted by an underweight position in Finance and an overweight position in Basic Industry. The market concern about a double dip recession disproportionately impacted Basic Industry while Finance was a good relative performer. We are underweight the Finance sector as a result of our belief that small community banks which dominate the sector are fairly valued to over valued. We currently have no holdings in community banks. Our Mortgage REIT investments within this under weighted sector, however, showed excellent downside protection aided by 11% to 15% dividend yields. In fact, FBR Asset Investment Corp had a positive total return. It is our belief that the U.S. dollar is over valued and should continue an orderly decline in the coming year. Basic Industry companies are major beneficiaries of a cheaper dollar as their global competitive position is improved. Trading near to or below book value, these companies are undervalued based on normalized earnings power. In addition to the mortgage REIT position, Chicago Bridge and Iron, Maxtor, Ritchie Brothers Auctioneers, Pure Resources, Stewart Information Services, and XTO Energy had positive total returns in the six months.

Outlook

Today we are finding many attractively valued stocks in the small cap value universe. As noted above, however, valuation is rarely a catalyst for out performance. A cheap stock may be cheap because the company's competitive position and/or profitability are declining or it cannot grow. Our bottom up investment process focuses on a fundamentally based analysis of the companies utilizing an experienced investment research team. It is our mission to find companies whose stocks are mispriced relative to our estimates of their profitability and their ability to grow those profits. The final and very important part of our investment process is requiring a catalyst to close the gap between the current stock price and our estimate of the value of the company. Catalysts come in many forms—new management team, internal cost cutting, new products, end of a labor problem, industry consolidation that improves the competitive landscape or a buy out of the company. Most importantly, our analysts focus on downside risk as well as upside return. Currently, the Roszel/NWQ Small Cap Value Portfolio is valued at a large discount to the S&P 500 and a discount to the Russell 2000 Value index based on price to earnings, price to sales, and price to cash flow ratios.

While small cap stocks are less liquid than their larger cap brethren, this can be a blessing if one is disciplined. Prices of less liquid stocks are often driven well below their intrinsic value by irrational sellers. With our intensive fundamental research process and thorough valuation work, we are able to take advantage of this phenomenon. Importantly, when a stock has been outperforming and the risk/reward is no longer favorable, we are a disciplined seller. We continue to believe that the stocks in the Portfolio are deeply undervalued with excellent risk/reward characteristics.

The preceding commentary was prepared by the Portfolio's investment manager, NWQ Investment Management Company, LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/NWQ Small Cap Value Portfolio	(22.60)%
S&P 500 Index**/***	(10.30)%
Russell 2000 Value Index***	(17.43)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Kennametal, Inc.	5.0%
FPIC Insurance Group, Inc.	4.1
Quaker Fabric Corp.	4.1
Financial Federal Corp.	4.0
Chicago Bridge & Iron Co. NV	4.0
Tropical Sportswear International Corp.	3.9
Maxtor Corp.	3.9
PMA Capital Corp. (Class A)	3.9
Griffon Corp.	3.8
Sappi, Ltd., ADR	3.8
Total	40.5%

Top Ten Industries*	Percentage of Net Assets
Insurance	9.9%
Oil & Gas Exploration & Production	9.8
Metals & Mining	9.0
Machinery	8.1
Textiles & Apparel	8.0
Paper & Forest Products	7.8
Commercial Services & Supplies	5.8
Containers & Packaging	5.1
Real Estate	4.6
Construction & Engineering	4.0
Total	72.1%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/NWQ Small Cap Value Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—97.4%
Auto Components—0.5%
Titan International, Inc.	7,127	$9,550

Building Products—3.8%
Griffon Corp. (a)	5,679	77,348

Chemicals—2.0%
Agrium, Inc.	1,800	20,358
PolyOne Corp.	5,317	20,843
		41,201

Commercial Services & Supplies—5.8%
Financial Federal Corp. (a)	3,307	83,105
Ritchie Bros. Auctioneers, Inc. (a)	1,141	36,911
		120,016

Computer Storage & Peripherals—3.9%
Maxtor Corp. (a)	15,845	80,176

Construction & Engineering—4.0%
Chicago Bridge & Iron Co. NV	2,700	81,540

Construction Materials—1.5%
Roper Industries, Inc.	872	31,915

Containers & Packaging—5.1%
Packaging Corp. of America (a)	2,896	52,823
Smurfit-Stone Container Corp. (a)	3,370	51,868
		104,691

Diversified Financials—3.6%
IndyMac Bancorp, Inc. (a)	4,016	74,256

Food Products—3.3%
Del Monte Foods Co. (a)	8,784	67,637

Insurance—9.9%
FPIC Insurance Group, Inc. (a)	12,308	84,925
PMA Capital Corp. (Class A)	5,520	79,102
Triad Guaranty, Inc. (a)	700	25,802
WellChoice, Inc. (a)	600	14,370
		204,199

Machinery—8.1%
Kennametal, Inc.	3,009	103,750
Sauer-Danfoss, Inc.	7,900	62,410
		166,160

Metals & Mining—9.0%
Century Aluminum Co.	9,900	73,359
Gibraltar Steel Corp.	1,561	29,721
Imco Recycling, Inc. (a)	6,912	56,195
Reliance Steel & Aluminum Co.	1,186	24,716
		183,991

MLIG Variable Insurance Trust— Roszel/NWQ Small Cap Value Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Oil & Gas Equipment & Services—1.0%
Stolt Offshore SA (Class B), ADR (a)	14,289	$20,433

Oil & Gas Exploration & Production—9.8%
Forest Oil Corp. (a)	1,763	48,747
Remington Oil & Gas Corp. (a)	2,834	46,506
Southwestern Energy Co. (a)	6,721	76,956
XTO Energy, Inc.	1,203	29,714
		201,923

Paper & Forest Products—7.8%
Rock-Tenn Co. (Class A)	1,496	20,166
Sappi, Ltd., ADR	5,846	77,284
Wausau-Mosinee Paper Corp.	5,534	62,092
		159,542

Real Estate—4.6%
Anthracite Capital, Inc.	2,810	30,629
FBR Asset Investment Corp.	396	13,424
MFA Mortgage Investments, Inc.	2,300	19,320
RAIT Investment Trust	1,470	31,752
		95,125

Semiconductors—2.8%
Actel Corp. (a)	3,500	56,770

Systems Software—2.9%
Numerical Technologies, Inc. (a)	17,100	59,166

Textiles & Apparel—8.0%
Quaker Fabric Corp. (a)	12,183	84,672
Tropical Sportswear International Corp. (a)	8,981	80,559
		165,231
Total Common Stocks
(Cost—$2,041,630)		2,000,870

Short-Term Securities—8.4%	Principal Amount
Repurchase Agreement (b)—8.4%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $172,043 (Cost—$172,035)	$172,035	172,035
Total Investments—105.8%
(Cost—$2,213,665)		2,172,905
Other Liabilities in Excess of Assets—(5.8)%		(118,339)
Net Assets—100.0%		$2,054,566

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: ADR – American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Neuberger Berman Small Cap Growth Portfolio
December 31, 2002—Annual Report

Market Review

The US recession and subsequent uncertain recovery have, in our opinion, severely detracted from the outlook for growth. In addition, investors' risk aversion in light of terror and war-related fears has also, we believe, inhibited small companies from accessing capital markets to fund their growth initiatives. These overall market and economic trends have caused earnings expectations to trend downward and valuations to contract. The combination has made for a very challenging environment for growth investing.

For the period from inception (July 1, 2002) through December 31, 2002, the Russell 2000 Growth Index (the Portfolio's benchmark index) suffered from declines in all sectors, most notably within Consumer Discretionary, Consumer Staples and Information Technology. On average, about two-thirds of the Portfolio's market capitalization was in the Consumer Discretionary, Health Care and Information Technology sectors. Negative results for holdings within these sectors contributed significantly to the Portfolio's underperformance compared to the benchmark index.

Portfolio Review

The underperformance of the Portfolio is attributable primarily to stock selection, though sector selection was a factor as well. Poor selection within the Health Care sector contributed significantly to underperformance. Relative returns were additionally hindered by the selection of Industrial stocks. Energy holdings were a bright spot over the period, with outperformance accentuated by an overweight allocation to the sector. Information Technology stocks were accountable for about one-third of the market/ index decline during the period. The Portfolio had an emphasis on Consumer Discretionary holdings over the quarter and an underweight in Information Technology. These allocation decisions stemmed from continuing disappointments in the earnings results of technology-based stocks and the prevalence, relatively speaking, of positive earnings surprises among Consumer Discretionary companies—reflecting the weaker technology spending environment and the relative strength in consumer spending across the US economy.

Outlook

Currently, the Portfolio could be considered slightly defensive relative to the Russell 2000 Growth; it does not have what we would consider to be large sector exposure differences versus the benchmark, given that we are not positioning the Portfolio for a strong economic recovery in early 2003.

There is currently a slight overweight in Industrials concentrated in the environmental services area, which has historically been less sensitive to the economic cycle. Other slight overweights include Energy, which is mainly due to an allocation in the natural gas industry, and Health Care, which represents an emphasis in the hospice industry (this industry is growing rapidly and we believe will continue to do so given the demographics of the US population). Underweight areas include Technology and Financials. Both of these underweights reflect a defensive posture given our outlook on the economic cycle. Areas of emphasis within Technology include storage applications, which we expect could perform well relative to other areas in this sector should technology spending not pick up significantly in early 2003. Financials include positions that would be considered niche plays in areas that we expect would be less likely to be impacted by a sluggish US economy.

The preceding commentary was prepared by the Portfolio's investment manager, Neuberger Berman Management Inc. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Neuberger Berman Small Cap Growth Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszell/Neuberger Berman Small Cap Growth Portfolio	(23.80)%
S&P 500 Index**/***	(10.30)%
Russell 2000 Growth Index***	(15.63)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Neuberger Berman Small Cap Growth Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Select Medical Corp.	2.8%
Alliance Data Systems Corp.	2.4
Cal Dive International, Inc.	2.3
Coinstar, Inc.	2.2
Boston Private Financial Holdings, Inc.	2.0
Racing Champions Corp.	2.0
Artisan Components, Inc.	1.9
Affiliated Managers Group, Inc.	1.9
Patterson-UTI Energy, Inc.	1.8
CSK Auto Corp.	1.8
Total	21.1%

Top Ten Industries*	Percentage of Net Assets
Health Care Equipment & Services	9.0%
Commercial Services & Supplies	7.2
Banks	5.2
Electronic Equipment & Instruments	4.5
Diversified Financials	4.0
Internet Software & Services	3.6
Media	3.6
Oil & Gas Equipment & Services	3.4
Computer & Electronics Retail	3.3
Specialty Stores	3.1
Total	46.9%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Neuberger Berman Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—83.9%
Apparel Retail—2.3%
Hot Topic, Inc. (a)	760	$17,389
Too, Inc. (a)	620	14,582
		31,971
Application Software—2.7%
BEA Systems, Inc. (a)	830	9,520
Mercury Interactive Corp. (a)	420	12,453
Micros Systems, Inc. (a)	100	2,242
Verity, Inc. (a)	995	13,324
		37,539

Auto Components—1.8%
CSK Auto Corp. (a)	2,275	25,025

Banks—5.2%
Commerce Bancorp, Inc.	455	19,651
First Community Bancorp/CA	480	15,807
Southwest Bancorp of Texas, Inc. (a)	620	17,862
W Holding Co., Inc.	1,250	20,513
		73,833

Biotechnology—2.6%
CV Therapeutics, Inc. (a)	760	13,847
InterMune, Inc. (a)	620	15,817
Neurocrine Biosciences, Inc. (a)	170	7,762
		37,426

Commercial Services & Supplies—7.2%
Advisory Board Co. (a)	490	14,651
Career Education Corp. (a)	280	11,200
Coinstar, Inc. (a)	1,350	30,578
Education Management Corp. (a)	490	18,424
Kroll, Inc. (a)	750	14,310
PRG-Schultz International, Inc. (a)	660	5,874
Princeton Review, Inc. (a)	1,280	6,336
		101,373
Computer & Electronics Retail—3.3%
Alliance Data Systems Corp. (a)	1,890	33,491
GameStop Corp. (a)	1,310	12,838
		46,329

Computer Storage & Peripherals—1.0%
Lexar Media, Inc. (a)	1,090	6,835
Maxtor Corp. (a)	1,520	7,691
		14,526

MLIG Variable Insurance Trust— Roszel/Neuberger Berman Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Construction & Engineering—0.7%
Jacobs Engineering Group, Inc. (a)	300	$10,680

Diversified Financials—4.0%
Affiliated Managers Group, Inc. (a)	540	27,162
Boston Private Financial Holdings, Inc.	1,450	28,797
		55,959

Diversified Telecommunication Services—0.7%
Intrado, Inc. (a)	430	4,214
PTEK Holdings, Inc. (a)	1,320	5,808
		10,022

Electrical Equipment—2.3%
Artisan Components, Inc. (a)	1,780	27,465
Flir Systems, Inc. (a)	110	5,368
		32,833

Electronic Equipment & Instruments—4.5%
Amphenol Corp. (Class A) (a)	545	20,710
Avid Technology, Inc. (a)	600	13,770
Scientific Games Corp. (Class A) (a)	2,720	19,747
Semtech Corp. (a)	910	9,937
		64,164

Food Retail—0.5%
Panera Bread Co. (Class A) (a)	220	7,658

General Merchandise Stores—0.9%
Jo-Ann Stores, Inc. (Class A) (a)	560	12,863

Health Care Equipment & Services—9.0%
Accredo Health, Inc. (a)	627	22,102
AdvancePCS (a)	940	20,877
American Medical Security Group, Inc. (a)	900	12,582
AMN Healthcare Services, Inc. (a)	1,070	18,094
Conceptus, Inc. (a)	570	6,829
Endocare, Inc. (a)	2,140	—
LifePoint Hospitals, Inc. (a)	210	6,285
Select Medical Corp. (a)	2,900	39,121
VistaCare, Inc.	40	640
		126,530

Health Care Facilities—0.6%
United Surgical Partners International, Inc. (a)	560	8,748

MLIG Variable Insurance Trust— Roszel/Neuberger Berman Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Household Durables—1.6%
Select Comfort Corp. (a)	400	$3,760
Standard-Pacific Corp.	760	18,810
		22,570

Internet Software & Services—3.6%
Alloy, Inc. (a)	1,580	17,301
NetFlix, Inc. (a)	1,720	18,937
United Online, Inc. (a)	630	10,043
Websense, Inc. (a)	200	4,272
		50,553

IT Consulting & Services—3.0%
Corporate Executive Board Co. (a)	635	20,269
Fidelity National Information Solutions, Inc. (a)	720	12,420
Netscreen Technologies, Inc. (a)	560	9,431
		42,120

Machinery—1.2%
Donaldson Co., Inc.	470	16,920

Media—3.6%
Crown Media Holdings, Inc. (Class A) (a)	3,390	7,661
Radio One, Inc. (Class D) (a)	1,080	15,584
Regent Communications, Inc. (a)	2,880	17,021
Tivo, Inc. (a)	1,920	10,042
		50,308

Networking Equipment—0.9%
Foundry Networks, Inc. (a)	1,730	12,179

Oil & Gas Drilling—1.8%
Patterson-UTI Energy, Inc. (a)	860	25,946

Oil & Gas Equipment & Services—3.4%
Cal Dive International, Inc. (a)	1,370	32,195
National-Oilwell, Inc. (a)	760	16,598
		48,793

Oil & Gas Exploration & Production—1.0%
Evergreen Resources, Inc. (a)	310	13,904

Pharmaceuticals—2.3%
NPS Pharmaceuticals, Inc. (a)	280	7,048
Salix Pharmaceuticals, Ltd. (a)	690	4,823

MLIG Variable Insurance Trust— Roszel/Neuberger Berman Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Pharmaceuticals—(continued)
Scios, Inc. (a)	470	$15,312
XOMA, Ltd. (a)	1,290	5,457
		32,640

Real Estate—0.7%
Ryland Group, Inc.	310	10,339

Restaurants—2.2%
California Pizza Kitchen, Inc. (a)	620	15,624
Landry's Restaurants, Inc.	700	14,868
		30,492

Semiconductor Equipment—0.7%
Integrated Circuit Systems, Inc. (a)	525	9,581

Semiconductors—1.2%
Fairchild Semiconductor International, Inc. (Class A) (a)	1,170	12,531
Virage Logic Corp. (a)	450	4,513
		17,044

Specialty Stores—3.1%
Petsmart, Inc. (a)	940	16,102
Racing Champions Corp. (a)	2,040	27,846
		43,948

Systems Software—1.1%
Network Associates, Inc. (a)	750	12,067
Viewpoint Corp. (a)	1,580	2,955
		15,022

Telecommunications Equipment—0.5%
Adtran, Inc. (a)	210	6,909

Textiles & Apparel—1.1%
Urban Outfitters, Inc. (a)	690	16,263

Wireless Telecommunication Services—1.6%
Nextel Partners, Inc., (Class A) (a)	2,200	13,354
Triton PCS Holdings, Inc. (Class A) (a)	2,350	9,236
		22,590

Total Common Stocks
(Cost—$1,243,093)		1,185,600

MLIG Variable Insurance Trust— Roszel/Neuberger Berman Small Cap Growth Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

Short-Term Securities—12.6%	Principal Amount	Value
Repurchase Agreement (b)—12.6%
Nomura Securities International,Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $177,799 (Cost—$177,791)	$177,791	$177,791

Total Investments—96.5%
(Cost—$1,420,884)		1,363,391
Other Assets Less Liabilities—3.5%		49,119
Net Assets—100.0%		$1,412,510

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
December 31, 2002—Annual Report

Market Review

Confounding the expectations of most market participants, stocks declined for the third consecutive year in 2002 with the MSCI EAFE® Index falling about 15% and the S&P 500® Index falling approximately 22%. The Portfolio defended well in the decline, falling less than the overall market for the period since its inception on July 1, 2002 through December 31, 2002, although unable to avoid weakness entirely.

Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. European markets suffered additional setbacks triggered by massive floods and the fact that insurers were forced to sell equities in an attempt to strengthen their balance sheets. The decline was very broad- based, both regionally and on a sector basis: European markets, buoyed by the rise in the Euro, were down less in U.S. dollar terms than in local currency, while Japanese stocks outperformed but still fell nearly 13%. The technology and telecom sector continued to experience widespread selling, as there are still no tangible signs of an upturn in demand for their products. While no market sectors were completely spared, economically defensive sectors such as consumer staples did manage to outperform the market. The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid October. This fourth-quarter rally was led by those groups that were weakest earlier in the year (including technology and telecom stocks, as well as European insurers); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.

Portfolio Review

The Portfolio's consumer staples holdings, whose earnings have been relatively unaffected by the economic doldrums, performed well. While this defensive sector has outperformed throughout this bear market, valuations remain attractive: the group's earnings have been resilient while in most other sectors earnings have declined dramatically. The Portfolio's European energy holdings also performed well due to both their defensive characteristics and attractive valuations relative to their peers. However, the Portfolio's financial holdings slid in the wake of economic turmoil in Latin America, capital markets weakness, and claims arising from the World Trade Center attack and the German floods. These situations were addressed on a case-by-case basis and positions were sold if the company's long-term financial productivity was in doubt. Technology holdings also experienced weakness, as there has yet to be a significant rebound in demand for IT products. However, we feel the Portfolio's holdings are well positioned for an inevitable upturn, as companies will make investments to maintain their competitive position.

Outlook

Identifying market bottoms has historically proven to be a failed strategy; nonetheless, we are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. Fortunately, the market weakness has created many buying opportunities for disciplined investors, and we continue to seek to identify attractive relative value opportunities. During the year, we were able to buy companies with long histories of high financial productivity at very attractive valuations amid market volatility. Lazard will continue to focus on high-quality companies capable of generating strong returns for the Portfolio in a variety of economic environments.

The preceding commentary was prepared by the Portfolio's investment manager, Lazard Asset Management. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Lazard International Portfolio	(10.70)%
MSCI EAFE Index**	(14.48)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	This unmanaged broad-based index does not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Nestle SA, ADR (Registered)	4.2%
ENI-Ente Nazionale Idrocarburi SpA, ADR	4.2
Novartis AG, ADR	4.1
UBS AG (Registered)(a)	4.1
Heineken NV, ADR	3.8
Kao Corp., ADR	3.2
Societe Generale, ADR	3.2
Total Fina Elf SA, ADR	3.2
ABN Amro Holding NV, ADR	3.2
Aventis SA, ADR	3.1
Total	36.3%

Industry Diversification	Percentage of Common Stocks
Diversified Financials	16.5%
Pharmaceuticals	15.4
Banks	14.8
Integrated Oil & Gas	14.6
Food Products	11.5
Beverages	7.9
Household Products	3.8
Electric Utilities	3.6
Office Electronics	3.6
Telecommunications Equipment	3.6
Food Retail	2.8
Retailing	1.4
Industrial Conglomerates	0.5
Total	100.0%

Holdings by Country	Percentage of Common Stocks
United Kingdom	28.0%
Switzerland	15.9
France	14.8
Netherlands	11.9
Italy	7.6
Japan	7.4
Spain	3.7
Ireland	3.6
Finland	3.5
Denmark	2.7
Germany	0.9
Total	100.0%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Lazard International Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—85.2%
Denmark—2.3%
Danske Bank A/S, ADR	1,550	$25,620
Finland—3.0%
Nokia OYJ, ADR	2,200	34,100
France—12.6%
Aventis SA, ADR	650	35,223
AXA, ADR	2,600	34,970
Societe Generale, ADR	3,100	36,108
Total Fina Elf SA, ADR	500	35,750
		142,051
Germany—0.8%
Deutsche Bank AG (Registered)	90	4,089
Siemens AG, ADR	105	4,423
		8,512
Ireland—3.1%
Allied Irish Bank plc, ADR	1,300	34,944
Italy—6.5%
ENI-Ente Nazionale Idrocarburi SpA, ADR	600	47,094
Sanpaolo IMI SpA, ADR	2,000	25,700
		72,794
Japan—6.3%
Canon, Inc., ADR	950	35,008
Kao Corp., ADR	165	36,220
		71,228
Netherlands—10.1%
ABN Amro Holding NV, ADR	2,200	35,596
Heineken NV, ADR	1,100	42,939
Royal Dutch Petroleum Co. (NY Registered Shares)	800	35,216
		113,751
Spain—3.1%
Endesa SA, ADR	3,100	35,030
Switzerland—13.5%
Compagnie Financiere Richemont AG, ADR	700	13,062
Nestle SA, ADR (Registered)	900	47,679
Novartis AG, ADR	1,250	45,912
UBS AG (Registered) (a)	950	45,714
		152,367

MLIG Variable Insurance Trust— Roszel/Lazard International Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
United Kingdom—23.9%
AstraZeneca Group plc, ADR	975	$34,213
Barclays plc, ADR	1,080	26,676
BP plc, ADR	550	22,357
Cadbury Schweppes plc, ADR	1,160	29,708
Diageo plc, ADR	750	32,850
GlaxoSmithKline plc, ADR	865	32,403
HSBC Holdings plc, ADR	565	31,064
Tesco plc, ADR	2,900	27,172
Unilever plc, ADR	850	32,512
		268,955
Total Common Stocks
(Cost—$968,030)		959,352

Short-Term Securities—17.2%	Principal Amount
Repurchase Agreement (b)—17.2%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $193,439 (Cost—$193,430)	$193,430	193,430
Total Investments—102.4%
(Cost—$1,161,460)		1,152,782
Other Liabilities in Excess of Assets—(2.4)%		(27,084)
Net Assets—100.0%		$1,125,698

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: ADR – American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Credit Suisse International Portfolio
December 31, 2002—Annual Report

Market Review

Directional movement and sentiment in non-U.S. equity markets differed sharply between the first and second halves of the period under review. Share prices fell sharply in the first half, which corresponded to the third calendar quarter of 2002. Nearly all markets lost ground in this phase, whether denominated in local-currency terms or U.S. dollars.

Selling was mainly driven by disappointing U.S. economic data, which dashed hopes for a near-term economic recovery overseas. Other negatives included the waning benefits of 2001's aggressive monetary easing by top central banks; mounting geopolitical tension amid talk of war with Iraq and its potential economic consequences; and strength in the price of oil.

Markets rebounded in the period's second half, however, particularly in October and November. Investors appeared to become much more comfortable with comparatively risky financial assets and capitalized on beaten-down equity valuations accordingly.

Two U.S. developments in November were considered especially propitious. The Republican Party won control of both houses of Congress, which boded well for the eventual passage of pro-growth and business-friendly legislation. And the Federal Reserve cut short-term interest rates by a half-point, which was twice as much as the consensus forecast and signalled the Fed's willingness to act aggressively to stimulate the sluggish U.S. economy.

Portfolio Review

The Portfolio outperformed its benchmark, the MSCI EAFE Index, from its inception on July 1, 2002 through December 31, 2002.

We attribute the outperformance to a combination of effective country weightings and favorable stock selection. Our most successful country weightings included an underweight (i.e., below-benchmark) stance in Germany and overweight allocations to Hong Kong, South Korea and Mexico. Stock selection fared best in the U.K., the Netherlands, Switzerland and Australia. We also benefited from our decision to keep cash reserves at higher-than-normal levels as share prices declined during the Portfolio's initial months.

The most negative contributions to the Portfolio's overall return came from our underweight exposure to the U.K.; the timing of our tactical overweight in Japan (which we subsequently reduced to an underweight); and our complete absence from Spain.

Viewed in terms of industry sectors, the Portfolio was strongest in financial services, basic materials, industrials and technology. Relative results were weakest in telecommunications, consumer discretionary and utilities.

Outlook

Our current assessment of global economic conditions is that the pace of GDP growth should end up somewhere higher than zero but lower than long-term potential rates. In other words, aggregate global GDP will probably muddle through for a while until a new engine of forward momentum emerges. This muddling-through scenario also summarizes our outlook for non-U.S. equity markets. We expect returns to be positive, but less buoyant than in the days of the late-1990s boom.

Our view seems realistic in light of the economic picture. While GDP growth in recent quarters hasn't been much to get excited about, we feel that it hasn't been so terrible, either. The fears of recession that hung over the financial markets like a cloud in the final months of 2001 and the first quarter of 2002 have proven overdone, after all. This same absence of catastrophe, though, also means that markets have less of an economic hole to climb out of and, therefore, potentially less upside ahead than if GDP growth had turned negative for a sustained period.

In spite of such bad news, however, we see some good reasons why stock prices could rise:

•	Valuations in many markets remain attractive compared to bond yields, albeit less than previously after the global rally in 2002's fourth quarter.
•	We believe that the election of Republican majorities in both houses of Congress is auspicious for the passage of measures that investors would undoubtedly welcome, including things like fiscal stimulus, tax cuts and an end to the taxation of dividends at the corporate level.
•	Many companies appear hesitant to commit meaningful assets to new projects and investments due to the uncertainty of a possible war with Iraq. If, as we anticipate, such a conflict begins in the next few months and proves reasonably successful, then we would not be surprised to see corporate purse-strings loosen up.

Our current geographical allocations in the Portfolio represent only modest deviations from those of the EAFE benchmark, reflecting our modest expectations for both economic growth and equity returns. Compared to EAFE, we are overweighting Australia and emerging markets, and underweighting Continental Europe, the U.K. and Japan.

The preceding commentary was prepared by the Portfolio's investment manager, Credit Suisse Asset Management, LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Credit Suisse International Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/ Credit Suisse International Portfolio	(10.90)%
MSCI EAFE Index**	(14.48)%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	This unmanaged broad-based index does not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Credit Suisse International Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Bank of Ireland, ADR	2.6%
Canon, Inc., ADR	2.5
Diageo plc, ADR	2.5
Total Fina Elf SA, ADR	2.5
GlaxoSmithKline plc, ADR	2.4
BHP Billiton, Ltd., ADR	2.4
Nestle SA, ADR (Registered)	2.4
Allied Irish Bank plc, ADR	2.3
ABN Amro Holding NV, ADR	2.3
HSBC Holdings plc, ADR	2.3
Total	24.2%

Industry Diversification	Percentage of Common Stocks
Diversified Financials	12.8%
Integrated Oil & Gas	11.8
Metals & Mining	8.9
Banks	7.6
Pharmaceuticals	7.1
Food Products	6.9
Beverages	4.6
Electric Utilities	4.4
Media	4.4
Diversified Telecommunications Services	4.3
Wireless Telecommunication Services	4.3
Automobiles	3.5
Office Electronics	2.8
Household Durables	2.7
Semiconductors & Semiconductor Equipment	2.6
Trading Companies & Distributors	2.5
Personal Products	1.7
Air Freight & Couriers	1.6
Telecommunications Equipment	1.3
IT Consulting & Services	1.2
Paper & Forest Products	1.1
Water Utilities	1.0
General Merchandise Stores	0.9
Total	100.0%

Holdings by Country	Percentage of Common Stocks
United Kingdom	27.5%
Japan	16.3
Netherlands	8.8
France	8.0
Australia	7.7
Ireland	5.5
Switzerland	4.5
Brazil	2.5
Sweden	2.4
Finland	2.3
Italy	2.1
Germany	2.0
Denmark	1.8
Singapore	1.4
New Zealand	1.3
China	1.3
Hong Kong	1.3
India	1.2
Taiwan	1.2
Mexico	0.9
Total	100.0%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Credit Suisse International Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	Shares	Value
Common Stocks—91.3%
Australia—7.0%
Australia & New Zealand Banking Group, Ltd., ADR	454	$22,223
BHP Billiton, Ltd., ADR	5,028	57,822
Foster's Group, Ltd., ADR	16,420	41,607
National Australia Bank, Ltd., ADR	529	47,478
		169,130

Brazil—2.3%
Companhia Vale do Rio Doce, special, ADR	2,001	55,027

China—1.2%
China Telecomm Corp., Ltd., ADR (a)	1,605	27,734

Denmark—1.6%
TDC A/S, ADR	3,270	38,913

Finland—2.1%
Nokia OYJ, ADR	1,783	27,636
Stora Enso OYJ, ADR	2,275	23,797
		51,433

France—7.3%
AXA, ADR	3,324	44,708
BNP Paribas, ADR	2,370	48,284
Suez SA, ADR	1,308	23,112
Total Fina Elf SA, ADR	847	60,560
		176,664

Germany—1.8%
E.ON AG, ADR	1,090	44,592

Hong Kong—1.1%
Hong Kong Electric Holdings, Ltd., ADR	7,212	27,282

India—1.1%
Satyam Computer Services, Ltd., ADR	2,115	27,178

Ireland—5.0%
Allied Irish Bank plc, ADR	2,114	56,824
Bank of Ireland, ADR	1,552	63,384
		120,208

Italy—2.0%
ENI-Ente Nazionale Idrocarburi SpA, ADR	601	47,172

MLIG Variable Insurance Trust— Roszel/Credit Suisse International Portfolio Schedule of Investments as of December 31, 2002 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Japan—14.9%
Canon, Inc., ADR	1,664	$61,319
Honda Motor Co., Ltd., ADR	2,348	42,405
Ito Yokado Co., Ltd., ADR	663	18,796
Mitsubishi Corp., ADR	4,424	54,056
Nintendo Co., Ltd., ADR	2,471	28,761
Nissan Motor Co., Ltd., ADR	2,230	34,297
NTT DoCoMo, Inc., ADR	2,857	52,140
Shiseido Co., Ltd., ADR	2,879	37,434
Sony Corp., ADR	756	31,230
		360,438

Mexico—0.8%
Grupo Televisa SA, ADR (a)	709	19,802

Netherlands—8.1%
ABN Amro Holding NV, ADR	3,466	56,080
ASML Holding NV (NY Registered Shares) (a)	3,712	31,032
Royal Dutch Petroleum Co. (NY Registered Shares)	778	34,248
TPG NV, ADR	2,169	35,333
VNU NV, ADR	1,465	38,201
		194,894

New Zealand—1.2%
Telecom Corp. of New Zealand, ADR	1,516	28,986

Singapore—1.3%
United Overseas Bank, Ltd., ADR	2,273	30,927

Sweden—2.2%
SKF AB, ADR	2,080	52,853

Switzerland—4.1%
Nestle SA, ADR (Registered)	1,078	57,109
Novartis AG, ADR	1,151	42,276
		99,385

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	3,816	26,903

United Kingdom—25.1%
AstraZeneca Group plc, ADR	1,571	55,126
Barclays plc, ADR	1,061	26,207
BG Group plc, ADR	2,288	48,620
BP plc, ADR	736	29,918
Cadbury Schweppes plc, ADR	2,164	55,420
Diageo plc, ADR	1,391	60,926

MLIG Variable Insurance Trust— Roszel/Credit Suisse International Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
United Kingdom—(continued)
GlaxoSmithKline plc, ADR	1,564	$58,587
HSBC Holdings plc, ADR	1,012	55,640
Reed Elsevier plc, ADR	1,106	38,743
Rio Tinto plc, ADR	385	30,619
Scottish Power plc, ADR	1,130	25,900
Shell Transport & Trading Co. plc, ADR	1,004	39,076
Unilever plc, ADR	1,040	39,780
Vodafone Group plc, ADR	2,398	43,452
		608,014
Total Common Stocks
(Cost—$2,228,483)		2,207,535

Short-Term Securities—8.3%	Principal Amount
Repurchase Agreement (b)—8.3%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $201,718 (Cost—$201,709)	$201,709	201,709

Total Investments—99.6%
(Cost—$2,430,192)		2,409,244
Other Assets Less Liabilities—0.4%		9,576
Net Assets—100.0%		$2,418,820

(a)	Non-income producing security.

(b)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR – American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
December 31, 2002—Annual Report

Market Review

During the first quarter of 2002, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Most of second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty as a result of softer retail and auto sales. First quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales.

Real gross domestic product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than- expected slowdown in consumer and government spending, and a widening foreign trade deficit. The economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors.

The fourth quarter began with low expectations as a result of the downward economic revisions experienced during an extremely negative third quarter. But, as the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy.

In November, the Federal Reserve Board (the Fed) surprised the markets with a 50 basis point cut in the fed funds rate – its twelfth cut in two years. As the new year approached, investors seemed more willing to take on risk to achieve higher returns, providing a boost to the corporate bond market, particularly high yield. Corporate bond issuance also increased as companies moved quickly to meet the growing demand. In November, for the first time in nearly a year, commercial and industrial loans outstanding increased, reflecting a greater willingness by banks to lend money to corporations—a signal that the long-awaited improvement in the credit cycle may have begun.

Portfolio Review

A primary source of performance was our decision to overweight the non-Treasury sectors in a period when spreads to Treasuries generally tightened. Detracting somewhat from performance throughout the year was the Portfolio's maturity structure. We overweighted 30-year Treasuries anticipating that, if the economy were to pick up, yields at the long end would rise less than yields of short-term bonds, flattening the Treasury yield curve. The economy, however, remained in a "soft patch" throughout the year and the curve moved steadily steeper as the eventual reversal of accommodative central bank policy was postponed.

We lowered the Portfolio's exposure to premium (high coupon) mortgage- backed securities (MBS), which are more susceptible to prepayment risk in a declining interest-rate environment. In addition, we reallocated assets to callable Federal National Mortgage Association (FNMA) securities. While this reallocation had a marginally negative effect on performance, we believe the shift was prudent in light of the market's perception of increased risk in mortgage debt.

In order to maintain yield otherwise coming from mortgages, the Portfolio was repositioned in the direct obligations of the government-sponsored agencies that support the mortgage market. The agency overweight was reduced at year-end as yields from MBS retraced their year-long improvement versus agency debt.

Outlook

Moving into 2003, the economy and the financial markets are at a crossroads. Clearly credit market conditions have improved, but risks remain. Default rates are improving but remain meaningfully above average levels. Many industries have excess capacity and pricing power remains slack. A constellation of risks exists, of which war is only one element. Policy responses to a tepid recovery are likely to exacerbate budget deficits already growing at a startling rate. The Fed is reaching the limit of its easing ability but appears in no hurry to reverse course.

It's our view that a new low in rates or a peak in prepayments coincides with maximum uncertainty and fear in the mortgage markets. As these conditions bring with them opportunity, we expect to continue to rebuild Portfolio allocations to MBS, particularly premium (high coupon) securities. We will maintain our flattening Portfolio structure, as the curve shape appears to already incorporate the complex of uncertainties ranging from geopolitical to fiscal and monetary.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/Lord Abbett Government Securities Portfolio	5.70%
Merrill Lynch U.S. Domestic Master Bond Index**/***	6.51%
Merrill Lynch U.S. Government Master Bond Index***	7.45%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	Broad-based index.

***	Indexes are unmanaged and do not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Federal National Mortgage Assn., TBA 6.50% due 1/15/33	16.8%
Federal Home Loan Mortgage Corp., TBA 6.00% due 1/15/32	9.7
U.S. Treasury Notes 6.50% due 2/15/10	7.8
Federal National Mortgage Assn., TBA 5.50% due 1/25/17	7.1
Federal National Mortgage Assn. 6.63% due 11/15/30	6.4
U.S. Treasury Bonds 5.38% due 2/15/31	6.0
U.S. Treasury Bonds 5.25% due 2/15/29	5.0
Federal Home Loan Mortgage Corp. 7.00% due 11/1/32	3.4
Federal National Mortgage Assn., TBA 6.00% due 1/25/17	3.4
Federal Home Loan Mortgage Corp. 6.00% due 2/15/21	3.4
Total	69.0%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Government Securities Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—99.7%
U.S. Government—21.5%
U.S. Treasury Bonds
5.25% due 2/15/29	AAA	Aaa	$440,000	$459,783
5.38% due 2/15/31	AAA	Aaa	506,000	551,619
U.S. Treasury Notes
2.75% due 10/31/03	AAA	Aaa	200,000	202,516
5.63% due 5/15/08	AAA	Aaa	30,000	34,036
6.50% due 2/15/10	AAA	Aaa	600,000	717,187
				1,965,141
U.S. Government Agencies—78.2%
Federal Home Loan Mortgage Corp.
6.00% due 12/15/08	AAA	Aaa	88,055	88,948
6.00% due 2/15/21	AAA	Aaa	300,000	311,304
6.25% due 10/15/07	AAA	Aaa	60,705	62,653
6.50% due 10/15/09	AAA	Aaa	62,969	63,298
6.50% due 8/1/32	AAA	Aaa	26,301	27,409
7.00% due 6/15/25	AAA	Aaa	106,163	106,515
7.00% due 1/15/28	AAA	Aaa	261,973	262,511
7.00% due 8/1/31	AAA	Aaa	80,901	85,032
7.00% due 11/1/32	AAA	Aaa	299,777	315,084
Federal Home Loan Mortgage Corp. Floating Rate (a)
1.93% due 6/17/23	AAA	Aaa	35,663	35,711
2.09% due 12/15/22	AAA	Aaa	86,895	87,479
Federal Home Loan Mortgage Corp., TBA
5.50% due 1/15/32	AAA	Aaa	130,000	132,478
6.00% due 1/15/32	AAA	Aaa	855,000	883,856
Federal National Mortgage Assn.
5.50% due 4/1/17	AAA	Aaa	96,211	99,899
6.00% due 10/25/08	AAA	Aaa	225,000	231,611
6.00% due 3/1/17	AAA	Aaa	184,879	193,463
6.00% due 6/1/17	AAA	Aaa	92,159	96,438
6.00% due 9/1/32	AAA	Aaa	29,899	30,951
6.25% due 3/22/12	AAA	Aaa	60,000	64,747
6.63% due 9/15/09	AAA	Aaa	223,000	261,637
6.63% due 11/15/30	AAA	Aaa	503,000	590,098
6.75% due 12/25/21	AAA	Aaa	201,622	204,756
7.00% due 2/25/04	AAA	Aaa	139,956	143,015
7.00% due 12/1/15	AAA	Aaa	60,429	64,235
7.00% due 3/1/16	AAA	Aaa	94,229	100,165
Federal National Mortgage Assn., TBA
5.00% due 1/25/17	AAA	Aaa	100,000	102,406
5.50% due 1/25/17	AAA	Aaa	625,000	647,461
6.00% due 1/25/17	AAA	Aaa	300,000	313,500
6.50% due 1/15/33	AAA	Aaa	1,475,000	1,535,384

MLIG Variable Insurance Trust— Roszel/Lord Abbett Government Securities Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—(continued)
U.S. Government Agencies—(continued)
Government National Mortgage Assn.
7.00% due 2/15/31	AAA	Aaa	$18,555	$19,671
				7,161,715
Total Fixed Income Investments
(Cost—$9,037,583)				9,126,856

Short-Term Securities—21.9%
Discount Note—21.9%
Federal Home Loan Bank, 0.75% due 1/2/03 (Cost—$1,999,958)			2,000,000	1,999,917
Total Investments—121.6% (Cost—$11,037,541)				11,126,773
Other Liabilities in Excess of Assets—(21.6)%				(1,977,604)
Net Assets—100.0%				$9,149,169

*	Unaudited.

(a)	Floating rate security—rate disclosed is as of December 31, 2002.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/MLIM Fixed-Income Portfolio
December 31, 2002—Annual Report

Market Review

The second half of 2002 started out nicely for fixed income investors. Wall Street continued to watch as investors moved assets from stocks and stock mutual funds to the fixed income market. The forces behind this repatriation were geopolitical uncertainty, economic weakness, corporate earnings pessimism, and an expected Fed Funds rate reduction. The best performing sector for the 3rd quarter of 2002 was U.S. Treasuries. During times of economic sluggishness government bonds are preferred over corporate issues. The long end of the U.S. Treasury yield curve was where most of the price appreciation took place. The 10-year Treasury Note dropped nearly 1.25 percentage points over the quarter while the 3 and 6 month Treasury Bills dropped only 0.1% and 0.2% respectively. While corporate bonds enjoyed much of this appreciation, their yield spreads over Treasuries widened due to earnings concerns. After the Enron and Worldcom debacles, liquidity in the corporate bond sector has reduced dramatically.

The fourth quarter generated a solid finish for fixed income markets. The yield curve steepened slightly during the quarter as short rates dropped roughly 1/4 of a percentage point while long rates rose the same degree. A poor employment scenario, continued low Fed Funds Rate, stable to slightly lower inflation, and a weak holiday shopping season all contributed to a modest reduction of rates during the quarter. The Corporate Bond sector led all sectors with Government Bonds a close second. The Corporate Bond sector, as measured by the Merrill Lynch U.S. Corporate Bond Index, was up 3.1% for the fourth quarter. Diminished negative earnings reports as well as signs of prudent balance sheet accounting returned confidence to the investment grade bond market. The possibility for an improving economy with modest earnings comparisons should bode well for Corporate Bonds in 2003. The elimination of double-taxation of corporate dividends will also be a positive for Corporate Bond prices as corporations will look more toward the equity market for financing, thus reducing supply of new bond issuance.

Portfolio Review

Our strategy was to overweight positions in the short to intermediate part of the yield curve as well as employ a market neutral exposure to the Corporate Bond sector. Our healthy allocation in mortgage-backed securities outperformed all others (except corporate bonds) in the Portfolio. We will continue this defensive and conservative posture on the yield curve given our outlook for higher interest rates later this year. A shorter average maturity will help preserve principal values as interest rates rise. Opportunities should emerge later this year into next to move out on the maturity spectrum with the intention of locking in higher yields.

Outlook

Our outlook for the near term is for interest rates to remain in the range that they are in today without a breakout on either the upside or downside. It looks like it will take a longer time for these low interest rates to reenergize the economy. We will continue to invest conservatively with an eye toward yield in this environment.

The preceding commentary was prepared by the Portfolio's investment manager, Merrill Lynch Investment Managers, L.P. The views expressed do not necessarily reflect the opinions of Roszel Advisors, LLC or other investment managers of the MLIG Variable Insurance Trust.

MLIG Variable Insurance Trust—
Roszel/MLIM Fixed-Income Portfolio
Total Return† Based on a $10,000 Investment

Total Return†

Inception††/††† to December 31, 2002
Roszel/MLIM Fixed-Income Portfolio	2.74%
Merrill Lynch U.S. Domestic Master Bond Index**	6.51%

*	The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Insurance company separate account related fees and expenses are not reflected in the chart.

**	This unmanaged broad-based index does not incur expenses.

†	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements (see notes to financial statements). Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

††	July 1, 2002.

†††	Not annualized.

MLIG Variable Insurance Trust—
Roszel/MLIM Fixed-Income Portfolio
As of December 31, 2002

Top Ten Holdings*	Percentage of Net Assets
Federal Home Loan Mortgage Corp.
5.50% due 12/01/17	4.6%
Federal National Mortgage Assn.
6.00% due 11/01/32	4.5
5.50% due 11/01/17	4.5
6.00% due 09/01/17	4.2
Government National Mortgage Assn.
6.50% due 03/15/32	4.2
Federal National Mortgage Assn.
5.25% due 01/15/09	3.4
Federal Home Loan Mortgage Corp.
5.13% due 07/15/12	3.3
U.S. Treasury Notes
2.25% due 07/31/04	3.1
National Rural Utilities
6.00% due 05/15/06	2.9
U.S. Treasury Notes
6.63% due 05/15/07	2.6
Total	37.3%

S&P Ratings	Percentage of Fixed Income Investments
AAA-A	33.8%
BBB-B	2.6
U.S. Government & Agencies Obligations	63.6
Total	100.0%

*	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/MLIM Fixed-Income Portfolio Schedule of Investments as of December 31, 2002	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—86.0%
Aerospace & Defense—2.4%
Honeywell International, Inc., 6.88% due 10/03/05	A	A2	$250,000	$276,883
Banks—2.4%
Bank of America Corp., 5.25% due 02/01/07	A+	Aa2	250,000	269,227
Computer Hardware—2.4%
International Business Machines Corp., 5.38% due 02/01/09	A+	A1	250,000	270,050
Diversified Financials—14.6%
CIT Group, Inc., 5.50% due 11/30/07	A	A2	250,000	255,595
Citigroup, Inc., 7.25% due 10/01/10	A+	Aa2	250,000	290,217
Countrywide Home Loans, Inc., 5.50% due 08/01/06	A	A3	250,000	265,826
Ford Motor Credit Co., 6.70% due 07/16/04	BBB	A3	250,000	254,707
International Lease Finance Corp., 6.38% due 03/15/09	AA–	A1	250,000	267,071
National Rural Utilities, 6.00% due 05/15/06	A+	A1	300,000	327,273
				1,660,689
Food Products—2.4%
Kraft Foods, Inc., 5.25% due 06/01/07	A–	A2	250,000	270,030
General Merchandise Stores—4.8%
Target Corp., 6.35% due 01/15/11	A+	A2	250,000	277,661
Wal-Mart Stores, Inc., 5.45% due 08/01/06	AA	Aa2	250,000	273,207
				550,868
Pharmaceuticals—2.3%
Bristol-Myers Squibb Co., 4.75% due 10/01/06	AA	Aa2	250,000	263,616
U.S. Government—12.6%
U.S. Treasury Notes
2.13% due 10/31/04	AAA	Aaa	250,000	252,754
2.25% due 07/31/04	AAA	Aaa	350,000	354,594
2.88% due 06/30/04	AAA	Aaa	250,000	255,527
4.63% due 05/15/06	AAA	Aaa	260,000	280,414
6.63% due 05/15/07	AAA	Aaa	250,000	291,817
				1,435,106
U.S. Government Agencies—42.1%
Federal Home Loan Bank
4.63% due 04/15/05	AAA	Aaa	170,000	180,317
5.13% due 03/06/06	AAA	Aaa	250,000	271,681
Federal Home Loan Mortgage Corp.
5.13% due 07/15/12	AAA	Aaa	350,000	372,518
5.50% due 12/01/17	AAA	Aaa	500,000	519,232
Federal National Mortgage Assn.
3.50% due 09/15/04	AAA	Aaa	250,000	257,730
3.88% due 03/15/05	AAA	Aaa	250,000	261,181
5.25% due 01/15/09	AAA	Aaa	350,000	382,924
5.50% due 11/01/17	AAA	Aaa	491,402	510,239
6.00% due 07/01/17	AAA	Aaa	91,846	96,110
6.00% due 09/01/17	AAA	Aaa	454,269	475,360

MLIG Variable Insurance Trust— Roszel/MLIM Fixed-Income Portfolio Schedule of Investments as of December 31, 2002 (concluded)	(in U.S. dollars)

	S&P Ratings*	Moody's Ratings*	Principal Amount	Value
Fixed Income Investments—(continued)
U.S. Government Agencies—(continued)
Federal National Mortgage Assn.—(continued)
6.00% due 11/01/32	AAA	Aaa	$494,855	$512,261
6.50% due 06/01/16	AAA	Aaa	97,241	102,615
6.50% due 06/01/17	AAA	Aaa	42,896	45,267
6.63% due 10/15/07	AAA	Aaa	240,000	277,838
Government National Mortgage Assn.
6.50% due 03/15/32	AAA	Aaa	451,156	473,846
7.00% due 07/15/32	AAA	Aaa	49,757	52,750
				4,791,869
Total Fixed Income Investments
(Cost—$9,670,300)				9,788,338
Short-Term Securities—15.8%
Repurchase Agreement(a)—15.8%
Nomura Securities International, Inc., 0.80% dated 12/31/02, due 1/2/03, total to be received $1,794,795 (Cost—$1,794,715)			1,794,715	1,794,715
Total Investments—101.8%
(Cost—$11,465,015)				11,583,053
Other Liabilities in Excess of Assets—(1.8)%				(205,732)
Net Assets—100%				$11,377,321

*	Unaudited.

(a)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2002

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Levin Large Cap Value Portfolio	Roszel/MLIM Relative Value Portfolio	Roszel/Sound Large Cap Core Portfolio
Assets:
Investments, at cost	$5,662,716	$2,659,040	$6,496,623	$599,809
Investments, at value	5,323,407	2,143,190	6,100,506	522,934
Repurchase agreements, at value	452,551	500,000	516,987	55,460
Total Investments, at value	5,775,958	2,643,190	6,617,493	578,394
Cash	—	55,972	—	—
Receivables:
Capital shares sold	—	—	399	2,176
Investment advisor	5,621	5,973	4,048	6,147
Dividends and interest	6,462	5,875	9,341	412
Prepaid expenses and other assets	1,664	1,664	1,664	1,664
Total assets	5,789,705	2,712,674	6,632,945	588,793

Liabilities:
Payables:
Administrative fees	3,488	2,922	3,630	2,638
Capital shares redeemed	41,695	44,817	58,312	—
Investments purchased	141,399	343,027	238,817	34,196
Accrued expenses and other liabilities	25,266	21,998	23,228	21,401
Total liabilities	211,848	412,764	323,987	58,235

Net Assets	$5,577,857	$2,299,910	$6,308,958	$530,558

Net Assets Consist of:
Paid-in capital	$5,436,308	$2,297,501	$6,191,482	$557,145
Undistributed investment income (loss)—net	10,992	15,546	18,093	1,684
Accumulated realized capital gain (loss) on investments—net	17,315	2,713	(21,487)	(6,856)
Unrealized appreciation (depreciation) on investments—net	113,242	(15,850)	120,870	(21,415)
Net Assets	$5,577,857	$2,299,910	$6,308,958	$530,558

Shares Outstanding	559,822	270,374	668,263	58,685

Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$9.96	$8.51	$9.44	$9.04

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2002 (continued)

	Roszel/INVESCO-NAM Large Cap Core Portfolio	Roszel/Nicholas-Applegate Large Cap Growth Portfolio	Roszel/Rittenhouse Large Cap Growth Portfolio	Roszel/ Seneca Large Cap Growth Portfolio
Assets:
Investments, at cost	$1,752,742	$619,605	$6,769,176	$2,619,096
Investments, at value	1,529,612	527,292	6,119,681	2,294,380
Repurchase agreements, at value	177,309	70,580	480,222	299,530
Total Investments, at value	1,706,921	597,872	6,599,903	2,593,910
Receivables:
Capital shares sold	18,476	11,643	191,249	23,279
Investment advisor	6,892	5,163	3,070	5,654
Dividends and interest	1,530	438	6,167	2,180
Prepaid expenses and other assets	1,663	1,664	1,664	1,664
Total assets	1,735,482	616,780	6,802,053	2,626,687

Liabilities:
Payables:
Administrative fees	2,789	2,635	3,629	2,934
Investments purchased	99,296	47,836	241,317	266,923
Accrued expenses and other liabilities	21,962	20,590	23,054	20,299
Total liabilities	124,047	71,061	268,000	290,156

Net Assets	$1,611,435	$545,719	$6,534,053	$2,336,531

Net Assets Consist of:
Paid-in capital	$1,656,870	$582,640	$6,738,109	$2,400,736
Undistributed investment income (loss)—net	2,568	1,033	3,517	1,917
Accumulated realized capital gain (loss) on investments—net	(2,182)	(16,221)	(38,300)	(40,936)
Unrealized appreciation (depreciation) on investments—net	(45,821)	(21,733)	(169,273)	(25,186)
Net Assets	$1,611,435	$545,719	$6,534,053	$2,336,531

Shares Outstanding	181,505	61,236	717,320	260,521

Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$8.88	$8.91	$9.11	$8.97

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2002 (continued)

	Roszel/Valenzuela Mid Cap Value Portfolio	Roszel/ Seneca Mid Cap Growth Portfolio	Roszel/NWQ Small Cap Value Portfolio	Roszel/Neuberger Berman Small Cap Growth Portfolio
Assets:
Investments, at cost	$3,313,347	$2,058,951	$2,213,665	$1,420,884
Investments, at value	2,917,672	1,785,890	2,000,870	1,185,600
Repurchase agreements, at value	384,207	233,754	172,035	177,791
Total Investments, at value	3,301,879	2,019,644	2,172,905	1,363,391
Receivables:
Capital shares sold	60,383	35,030	26,654	67,481
Investment advisor	5,926	6,031	5,579	7,317
Dividends and interest	4,256	381	3,145	125
Prepaid expenses and other assets	1,664	1,664	1,664	1,664
Total assets	3,374,108	2,062,750	2,209,947	1,439,978

Liabilities:
Payables:
Administrative fees	3,058	2,860	2,872	2,794
Investments purchased	208,617	174,970	131,446	—
Accrued expenses and other liabilities	22,895	20,074	21,063	24,674
Total liabilities	234,570	197,904	155,381	27,468

Net Assets	$3,139,538	$1,864,846	$2,054,566	$1,412,510

Net Assets Consist of:
Paid-in capital	$3,269,528	$1,945,712	$2,091,980	$1,517,323
Undistributed investment income (loss)—net	4,911	(24)	3,927	(2,342)
Accumulated realized capital gain (loss) on investments—net	(123,433)	(41,535)	(581)	(44,978)
Unrealized appreciation (depreciation) on investments—net	(11,468)	(39,307)	(40,760)	(57,493)
Net Assets	$3,139,538	$1,864,846	$2,054,566	$1,412,510

Shares Outstanding	394,232	216,510	265,497	185,370

Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$7.96	$8.61	$7.74	$7.62

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2002 (concluded)

	Roszel/Lazard International Portfolio	Roszel/Credit Suisse International Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/MLIM Fixed-Income Portfolio
Assets:
Investments, at cost	$1,161,460	$2,430,192	$11,037,541	$11,465,015
Investments, at value	959,352	2,207,535	11,126,773	9,788,338
Repurchase agreements, at value	193,430	201,709	—	1,794,715
Total Investments, at value	1,152,782	2,409,244	11,126,773	11,583,053
Cash	1,635	20,329	1,917,052	—
Receivables:
Capital shares sold	17,989	51,932	68,710	31,615
Investment advisor	6,617	7,306	3,678	907
Dividends and interest	1,003	1,548	57,870	112,121
Prepaid expenses and other assets	1,664	1,664	1,664	4,160
Total assets	1,181,690	2,492,023	13,175,747	11,731,856

Liabilities:
Payables:
Administrative fees	2,709	2,958	4,065	4,332
Capital shares redeemed	—	—	1,971	5
Investments purchased	30,323	45,988	3,989,567	325,215
Accrued expenses and other liabilities	22,960	24,257	30,975	24,983
Total liabilities	55,992	73,203	4,026,578	354,535

Net Assets	$1,125,698	$2,418,820	$9,149,169	$11,377,321

Net Assets Consist of:
Paid-in capital	$1,135,530	$2,467,954	$9,038,013	$11,254,011
Undistributed investment income (loss)—net	1,343	2,924	7,505	5,202
Accumulated realized capital gain (loss) on investments—net	(2,497)	(31,110)	14,419	70
Unrealized appreciation (depreciation) on investments—net	(8,678)	(20,948)	89,232	118,038
Net Assets	$1,125,698	$2,418,820	$9,149,169	$11,377,321

Shares Outstanding	126,020	271,352	872,215	1,116,560

Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$8.93	$8.91	$10.49	$10.19

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Period July 1, 2002* to December 31, 2002

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Levin Large Cap Value Portfolio	Roszel/MLIM Relative Value Portfolio	Roszel/Sound Large Cap Core Portfolio
Investment Income:
Dividends	$20,545	$11,992	$29,488	$1,654
Interest	1,687	1,159	1,733	197
Miscellaneous income	—	6,103	—	—
Total income	22,232	19,254	31,221	1,851
Expenses:
Investment advisory fees	9,464	4,152	10,435	1,075
Administrative services	19,108	16,815	19,561	15,777
Professional fees	20,760	20,041	20,935	19,896
Custodian fees	9,586	5,527	4,732	5,573
Transfer agent fees	5,000	5,000	5,000	5,000
Printing and shareholder reports	1,360	537	1,594	131
Organizational/offering expenses	4,387	4,387	4,387	4,387
Filing and registration fees	416	172	510	37
Trustees' fees and expenses	362	221	437	127
Other	701	700	703	701
Total expenses	71,144	57,552	68,294	52,704
Less: Advisory fee waivers and reimbursements, if any	(58,128)	(51,844)	(53,942)	(51,227)
Less: Reductions from directed brokerage agreements	(552)	(776)	—	(86)
Net expenses	12,464	4,932	14,352	1,391
Net investment income (loss)	9,768	14,322	16,869	460
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	17,315	2,713	(21,487)	(6,856)
Change in unrealized appreciation (depreciation) on investments—net	113,242	(15,850)	120,870	(21,415)
Total realized and unrealized gain (loss) on investments—net	130,557	(13,137)	99,383	(28,271)
Net Increase (Decrease) in Net Assets Resulting from Operations	$140,325	$1,185	$116,252	$(27,811)

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Period July 1, 2002* to December 31, 2002 (continued)

	Roszel/INVESCO-NAM Large Cap Core Portfolio	Roszel/Nicholas-Applegate Large Cap Growth Portfolio	Roszel/Rittenhouse Large Cap Growth Portfolio	Roszel/ Seneca Large Cap Growth Portfolio
Investment Income:
Dividends	$4,775	$1,214	$14,655	$5,384
Interest	418	187	1,469	725
Total income	5,193	1,401	16,124	6,109
Expenses:
Investment advisory fees	2,800	1,163	10,795	4,268
Administrative services	16,762	15,773	19,535	16,959
Professional fees	20,363	19,860	20,806	20,143
Custodian fees	6,060	3,976	4,384	2,071
Transfer agent fees	5,000	5,000	5,000	5,000
Printing and shareholder reports	340	125	1,592	554
Organizational/offering expenses	4,387	4,387	4,387	4,387
Filing and registration fees	103	35	520	180
Trustees' fees and expenses	176	135	439	216
Other	703	699	701	702
Total expenses	56,694	51,153	68,159	54,480
Less: Advisory fee waivers and reimbursements, if any	(52,845)	(49,556)	(53,323)	(48,613)
Less: Reductions from directed brokerage agreements	—	(5)	(1,005)	(451)
Net expenses	3,849	1,592	13,831	5,416
Net investment income (loss)	1,344	(191)	2,293	693
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	(2,182)	(16,221)	(38,300)	(40,936)
Change in unrealized appreciation (depreciation) on investments—net	(45,821)	(21,733)	(169,273)	(25,186)
Total realized and unrealized gain (loss) on investments—net	(48,003)	(37,954)	(207,573)	(66,122)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(46,659)	$(38,145)	$(205,280)	$(65,429)

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Period July 1, 2002* to December 31, 2002 (continued)

	Roszel/Valenzuela Mid Cap Value Portfolio	Roszel/ Seneca Mid Cap Growth Portfolio	Roszel/NWQ Small Cap Value Portfolio	Roszel/Neuberger Berman Small Cap Growth Portfolio
Investment Income:
Dividends	$9,620	$1,689	$6,345	$393
Interest	1,243	587	627	530
Less: Foreign taxes withheld	(15)	—	—	—
Total income	10,848	2,276	6,972	923
Expenses:
Investment advisory fees	5,211	3,100	3,839	3,471
Administrative services	17,361	16,452	16,598	16,487
Professional fees	20,256	19,984	19,962	20,038
Custodian fees	6,676	1,927	3,871	11,430
Transfer agent fees	5,000	5,000	5,000	5,000
Printing and shareholder reports	739	452	466	357
Organizational/offering expenses	4,387	4,387	4,387	4,387
Filing and registration fees	244	144	147	113
Trustees' fees and expenses	260	174	220	201
Other	702	702	703	701
Total expenses	60,836	52,322	55,193	62,185
Less: Advisory fee waivers and reimbursements, if any	(53,675)	(48,062)	(50,000)	(57,621)
Less: Reductions from directed brokerage agreements	—	(736)	(924)	(75)
Net expenses	7,161	3,524	4,269	4,489
Net investment income (loss)	3,687	(1,248)	2,703	(3,566)
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	(123,433)	(41,535)	(581)	(44,978)
Change in unrealized appreciation (depreciation) on investments—net	(11,468)	(39,307)	(40,760)	(57,493)
Total realized and unrealized gain (loss) on investments—net	(134,901)	(80,842)	(41,341)	(102,471)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(131,214)	$(82,090)	$(38,638)	$(106,037)

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Period July 1, 2002* to December 31, 2002 (concluded)

	Roszel/Lazard International Portfolio	Roszel/Credit Suisse International Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/MLIM Fixed-Income Portfolio
Investment Income:
Dividends	$1,530	$8,077	—	—
Interest	438	1,257	$56,877	$74,033
Total income	1,968	9,334	56,877	74,033
Expenses:
Investment advisory fees	1,368	5,645	11,656	15,914
Administrative services	15,746	17,472	20,251	22,841
Professional fees	22,016	22,985	20,476	21,782
Custodian fees	812	5,585	2,600	795
Transfer agent fees	5,000	5,000	5,000	5,000
Printing and shareholder reports	233	588	2,207	2,575
Organizational/offering expenses	4,387	4,387	4,387	10,968
Filing and registration fees	66	198	707	814
Trustees' fees and expenses	98	320	473	690
Other	701	701	702	1,732
Total expenses	50,427	62,881	68,459	83,111
Less: Advisory fee waivers and reimbursements, if any	(48,578)	(55,247)	(51,420)	(60,374)
Net expenses	1,849	7,634	17,039	22,737
Net investment income (loss)	119	1,700	39,838	51,296
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	(2,497)	(31,110)	18,117	5,960
Change in unrealized appreciation (depreciation) on investments—net	(8,678)	(20,948)	89,232	118,038
Total realized and unrealized gain (loss) on investments—net	(11,175)	(52,058)	107,349	123,998
Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,056)	$(50,358)	$147,187	$175,294

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	For the Period July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Levin Large Cap Value Portfolio	Roszel/MLIM Relative Value Portfolio	Roszel/Sound Large Cap Core Portfolio
Operations:
Investment income (loss)—net	$9,768	$14,322	$16,869	$460
Realized gain (loss) on investments—net	17,315	2,713	(21,487)	(6,856)
Change in unrealized appreciation (depreciation) on investments—net	113,242	(15,850)	120,870	(21,415)
Net increase (decrease) in net assets resulting from operations	140,325	1,185	116,252	(27,811)
Capital Share Transactions:
Shares sold	5,590,891	2,279,294	6,525,784	480,643
Shares redeemed	(253,359)	(80,569)	(433,078)	(22,274)
Net increase (decrease) in net assets derived from capital share transactions	5,337,532	2,198,725	6,092,706	458,369
Net Assets:
Total increase (decrease) in net assets	5,477,857	2,199,910	6,208,958	430,558
Beginning of period	100,000	100,000	100,000	100,000
End of period	$5,577,857	$2,299,910	$6,308,958	$530,558
Net Assets include undistributed investment income (loss)—net	$10,992	$15,546	$18,093	$1,684
Share Transactions:
Shares sold	575,246	269,802	704,243	51,393
Shares redeemed	(25,424)	(9,428)	(45,980)	(2,708)
Net increase (decrease) in shares outstanding	549,822	260,374	658,263	48,685

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	For the Period July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:	Roszel/INVESCO-NAM Large Cap Core Portfolio	Roszel/Nicholas-Applegate Large Cap Growth Portfolio	Roszel/Rittenhouse Large Cap Growth Portfolio	Roszel/ Seneca Large Cap Growth Portfolio
Operations:
Investment income (loss)—net	$1,344	$(191)	$2,293	$693
Realized gain (loss) on investments—net	(2,182)	(16,221)	(38,300)	(40,936)
Change in unrealized appreciation (depreciation) on investments—net	(45,821)	(21,733)	(169,273)	(25,186)
Net increase (decrease) in net assets resulting from operations	(46,659)	(38,145)	(205,280)	(65,429)
Capital Share Transactions:
Shares sold	1,610,358	524,299	6,923,549	2,327,915
Shares redeemed	(52,264)	(40,435)	(284,216)	(25,955)
Net increase (decrease) in net assets derived from capital share transactions	1,558,094	483,864	6,639,333	2,301,960
Net Assets:
Total increase (decrease) in net assets	1,511,435	445,719	6,434,053	2,236,531
Beginning of period	100,000	100,000	100,000	100,000
End of period	$1,611,435	$545,719	$6,534,053	$2,336,531
Net Assets include undistributed investment income (loss)—net	$2,568	$1,033	$3,517	$1,917
Share Transactions:
Shares sold	177,333	55,533	737,382	253,323
Shares redeemed	(5,828)	(4,297)	(30,062)	(2,802)
Net increase (decrease) in shares outstanding	171,505	51,236	707,320	250,521

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	For the Period July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:	Roszel/Valenzuela Mid Cap Value Portfolio	Roszel/ Seneca Mid Cap Growth Portfolio	Roszel/NWQ Small Cap Value Portfolio	Roszel/Neuberger Berman Small Cap Growth Portfolio

Operations:
Investment income (loss)—net	$3,687	$(1,248)	$2,703	$(3,566)
Realized gain (loss) on investments—net	(123,433)	(41,535)	(581)	(44,978)
Change in unrealized appreciation (depreciation) on investments—net	(11,468)	(39,307)	(40,760)	(57,493)
Net increase (decrease) in net assets resulting from operations	(131,214)	(82,090)	(38,638)	(106,037)
Capital Share Transactions:
Shares sold	3,284,499	1,887,102	2,128,689	1,530,128
Shares redeemed	(113,747)	(40,166)	(135,485)	(111,581)
Net increase (decrease) in net assets derived from capital share transactions	3,170,752	1,846,936	1,993,204	1,418,547
Net Assets:
Total increase (decrease) in net assets	3,039,538	1,764,846	1,954,566	1,312,510
Beginning of period	100,000	100,000	100,000	100,000
End of period	$3,139,538	$1,864,846	$2,054,566	$1,412,510
Net Assets include undistributed investment income (loss)—net	$4,911	$(24)	$3,927	$(2,342)
Share Transactions:
Shares sold	398,339	211,035	272,934	189,000
Shares redeemed	(14,107)	(4,525)	(17,437)	(13,630)
Net increase (decrease) in shares outstanding	384,232	206,510	255,497	175,370

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	For the Period July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:	Roszel/Lazard International Portfolio	Roszel/Credit Suisse International Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/MLIM Fixed-Income Portfolio
Operations:
Investment income (loss)—net	$119	$1,700	$39,838	$51,296
Realized gain (loss) on investments—net	(2,497)	(31,110)	18,117	5,960
Change in unrealized appreciation (depreciation) on investments—net	(8,678)	(20,948)	89,232	118,038
Net increase (decrease) in net assets resulting from operations	(11,056)	(50,358)	147,187	175,294
Dividends to Shareholders From:
Investment income—net	—	—	(37,255)	(55,046)
Capital Share Transactions:
Shares sold	1,041,896	2,702,324	9,464,223	11,559,859
Shares issued on reinvestment of distributions	—	—	37,255	55,046
Shares redeemed	(5,142)	(333,146)	(562,241)	(607,832)
Net increase (decrease) in net assets derived from capital share transactions	1,036,754	2,369,178	8,939,237	11,007,073
Net Assets:
Total increase (decrease) in net assets	1,025,698	2,318,820	9,049,169	11,127,321
Beginning of period	100,000	100,000	100,000	250,000
End of period	$1,125,698	$2,418,820	$9,149,169	$11,377,321
Net Assets include undistributed investment income (loss)—net	$1,343	$2,924	$7,505	$5,202
Share Transactions:
Shares sold	116,601	298,474	912,705	1,146,489
Shares issued on reinvestment of distributions	—	—	3,582	5,448
Shares redeemed	(581)	(37,122)	(54,072)	(60,377)
Net increase (decrease) in shares outstanding	116,020	261,352	862,215	1,091,560

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

	For the Period July 1, 2002* to December 31, 2002
The following per share data and ratios have been derived from information provided in the financial statements.	Roszel/ Lord Abbett Large Cap Value Portfolio	Roszel/ Levin Large Cap Value Portfolio	Roszel/ MLIM Relative Value Portfolio	Roszel/ Sound Large Cap Core Portfolio
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Investment income (loss)—net (a)	0.04	0.12	0.06	0.02
Realized and unrealized gain (loss) on investments—net (a)	(0.08)**	(1.61)	(0.62)**	(0.98)
Net asset value, end of period	$9.96	$8.51	$9.44	$9.04
Total Investment Return (b)(c):	(0.40)%	(14.90)%	(5.60)%	(9.60)%
Ratios to Average Net Assets (d):
Expenses before expense reductions (e)	6.01%	11.09%	5.23%	39.23%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.05%	0.95%	1.10%	1.04%
Investment income (loss)—net before expense reductions (e)	(4.13)%	(7.38)%	(2.84)%	(37.85)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.78%	2.61%	1.29%	0.28%
Investment income (loss)—net of all reductions (g)	0.83%	2.76%	1.29%	0.34%
Supplemental Data:
Net assets, end of period (in thousands)	$5,578	$2,300	$6,309	$531
Portfolio turnover rate	13%	21%	15%	29%

*	Commencement of investment operations.

**	The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	For the Period July 1, 2002* to December 31, 2002
The following per share data and ratios have been derived from information provided in the financial statements.	Roszel/ INVESCO-NAM Large Cap Core Portfolio	Roszel/ Nicholas-Applegate Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Seneca Large Cap Growth Portfolio
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Investment income (loss)—net (a)	0.02	(0.01)	0.01	0.01
Realized and unrealized gain (loss) on investments—net (a)	(1.14)	(1.08)	(0.90)	(1.04)
Net asset value, end of period	$8.88	$8.91	$9.11	$8.97
Total Investment Return (b)(c):	(11.20)%	(10.90)%	(8.90)%	(10.30)%
Ratios to Average Net Assets (d):
Expenses before expense reductions (e)	16.20%	35.23%	5.05%	10.21%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(g)	1.10%	1.10%	1.03%	1.02%
Investment income (loss)—net before expense reductions (e)	(14.72)%	(34.27)%	(3.85)%	(9.06)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.38%	(0.14)%	0.10%	0.05%
Investment income (loss)—net of all reductions (g)	0.38%	(0.14)%	0.17%	0.13%
Supplemental Data:
Net assets, end of period (in thousands)	$1,611	$546	$6,534	$2,337
Portfolio turnover rate	13%	98%	6%	72%

*	Commencement of investment operations.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	For the Period July 1, 2002* to December 31, 2002
The following per share data and ratios have been derived from information provided in the financial statements.	Roszel/ Valenzuela Mid Cap Value Portfolio	Roszel/ Seneca Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Neuberger Berman Small Cap Growth Portfolio
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Investment income (loss)—net (a)	0.02	(0.01)	0.02	(0.04)
Realized and unrealized gain (loss) on investments—net (a)	(2.06)	(1.38)	(2.28)	(2.34)
Net asset value, end of period	$7.96	$8.61	$7.74	$7.62
Total Investment Return (b)(c):	(20.40)%	(13.90)%	(22.60)%	(23.80)%
Ratios to Average Net Assets (d):
Expenses before expense reductions (e)	9.34%	13.51%	12.22%	17.03%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.15%	1.25%
Expenses net of all reductions (g)	1.10%	0.91%	0.95%	1.23%
Investment income (loss)—net before expense reductions (e)	(7.68)%	(12.92)%	(10.68)%	(16.78)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.56%	(0.51)%	0.39%	(1.00)%
Investment income (loss)—net of all reductions (g)	0.56%	(0.32)%	0.59%	(0.98)%
Supplemental Data:
Net assets, end of period (in thousands)	$3,140	$1,865	$2,055	$1,413
Portfolio turnover rate	69%	53%	10%	51%

*	Commencement of investment operations.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

	For the Period July 1, 2002* to December 31, 2002
The following per share data and ratios have been derived from information provided in the financial statements.	Roszel/ Lazard International Portfolio	Roszel/ Credit Suisse International Portfolio	Roszel/ Lord Abbett Government Securities Portfolio	Roszel/ MLIM Fixed-Income Portfolio
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Investment income (loss)—net (a)	0.00 **	0.01	0.12	0.11
Realized and unrealized gain (loss) on investments—net (a)	(1.07)	(1.10)	0.45	0.16
Total from investment operations	(1.07)	(1.09)	0.57	0.27
Less dividends and distributions:
Investment income—net	—	—	(0.08)	(0.08)
Net asset value, end of period	$8.93	$8.91	$10.49	$10.19
Total Investment Return (b)(c):	(10.70)%	(10.90)%	5.70%	2.74%
Ratios to Average Net Assets (d):
Expenses before expense reductions (e)	31.35%	9.47%	3.82%	3.66%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	0.95%	1.00%
Expenses net of all reductions (g)	1.15%	1.15%	0.95%	1.00%
Investment income (loss)—net before expense reductions (e)	(30.13)%	(8.06)%	(0.65)%	(0.40)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.07%	0.26%	2.22%	2.26%
Investment income (loss)—net of all reductions (g)	0.07%	0.26%	2.22%	2.26%
Supplemental Data:
Net assets, end of period (in thousands)	$1,126	$2,419	$9,149	$11,377
Portfolio turnover rate	3%	35%	107%	38%

*	Commencement of investment operations.

**	Per share amount is less than $0.01.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The Trust is comprised of twenty-one separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Sixteen Portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Neuberger Berman Small Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor"), as funding vehicles for certain variable annuity contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of trustees of the Trust.

(b) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(c) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(d) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

(e) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(f) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and MLIM Fixed Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(g) Organizational Expense—Costs incurred by the Trust in connection with its organization have been expensed in the current fiscal year and are disclosed on the Statements of Operations.

(h) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio and the Roszel/MLIM Fixed-Income Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

During the period July 1, 2002 (commencement of investment operations) to December 31, 2002, the following Portfolio engaged in dollar roll transactions as follows:

Portfolio	Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 12/31/02	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount per Share Outstanding During the Period	Fee Income Earned
Roszel/Lord Abbett Government Securities Portfolio	$1,036,309	$433,159	$370,549	342,449	$1.08	$4,411

The average amount outstanding during the period July 1, 2002 (commencement of investment operations) to December 31, 2002 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.

(i) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2002 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Roszel/Lord Abbett Large Cap Value Portfolio	$1,224	—	$(1,224)
Roszel/Levin Large Cap Value Portfolio	1,224	—	(1,224)
Roszel/MLIM Relative Value Portfolio	1,224	—	(1,224)
Roszel/Sound Large Cap Core Portfolio	1,224	—	(1,224)
Roszel/INVESCO-NAM Large Cap Core Portfolio	1,224	—	(1,224)
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	1,224	—	(1,224)
Roszel/Rittenhouse Large Cap Growth Portfolio	1,224	—	(1,224)
Roszel/Seneca Large Cap Growth Portfolio	1,224	—	(1,224)
Roszel/Valenzuela Mid Cap Value Portfolio	1,224	—	(1,224)
Roszel/Seneca Mid Cap Growth Portfolio	1,224	—	(1,224)
Roszel/NWQ Small Cap Value Portfolio	1,224	—	(1,224)
Roszel/Neuberger Berman Small Cap Growth Portfolio	1,224	—	(1,224)
Roszel/Lazard International Portfolio	1,224	—	(1,224)
Roszel/Credit Suisse International Portfolio	1,224	—	(1,224)
Roszel/Lord Abbett Government Securities Portfolio	4,922	$(3,698)	(1,224)
Roszel/MLIM Fixed-Income Portfolio	8,952	(5,890)	(3,062)

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. For the period from November 1, 2002 to December 31, 2002, the following Portfolios incurred and elected to defer until January 1, 2003 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses
Roszel/Sound Large Cap Core Portfolio	$1,116
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	3,795
Roszel/Rittenhouse Large Cap Growth Portfolio	26,379
Roszel/Seneca Large Cap Growth Portfolio	22,633
Roszel/Valenzuela Mid Cap Value Portfolio	38,203
Roszel/Seneca Mid Cap Growth Portfolio	10,635
Roszel/MLIM Fixed-Income Portfolio	229

On December 31, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on December 31, 2010:

Portfolio	Capital Loss Carryforward
Roszel/MLIM Relative Value Portfolio	$7,782
Roszel/Sound Large Cap Core Portfolio	3,994
Roszel/INVESCO-NAM Large Cap Core Portfolio	901
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	9,284
Roszel/Rittenhouse Large Cap Growth Portfolio	11,921
Roszel/Seneca Large Cap Growth Portfolio	17,779
Roszel/Valenzuela Mid Cap Value Portfolio	83,483
Roszel/Seneca Mid Cap Growth Portfolio	28,773
Roszel/NWQ Small Cap Value Portfolio	539
Roszel/Neuberger Berman Small Cap Growth Portfolio	41,872
Roszel/Lazard International Portfolio	2,494
Roszel/Credit Suisse International Portfolio	18,906

The tax character of distributions paid for the period July 1, 2002 (commencement of investment operations) to December 31, 2002, were as follows:

Portfolio	Distributions Paid from Ordinary Income
Roszel/Lord Abbett Government Securities Portfolio	$37,255
Roszel/MLIM Fixed-Income Portfolio	55,046

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

At December 31, 2002, accumulated undistributed ordinary income on a tax basis was as follows:

Portfolio	Undistributed Ordinary Income
Roszel/Lord Abbett Large Cap Value Portfolio	$32,866
Roszel/Levin Large Cap Value Portfolio	28,405
Roszel/MLIM Relative Value Portfolio	20,940
Roszel/Sound Large Cap Core Portfolio	4,530
Roszel/INVESCO-NAM Large Cap Core Portfolio	5,414
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	3,879
Roszel/Rittenhouse Large Cap Growth Portfolio	6,362
Roszel/Seneca Large Cap Growth Portfolio	4,763
Roszel/Valenzuela Mid Cap Value Portfolio	7,758
Roszel/Seneca Mid Cap Growth Portfolio	2,822
Roszel/NWQ Small Cap Value Portfolio	6,774
Roszel/Neuberger Berman Small Cap Growth Portfolio	504
Roszel/Lazard International Portfolio	4,188
Roszel/Credit Suisse International Portfolio	5,769
Roszel/Lord Abbett Government Securities Portfolio	25,800
Roszel/MLIM Fixed-Income Portfolio	12,617

2.  Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into a Management Agreement with the Advisor. For the period July 1, 2002 (commencement of investment operations) to December 31, 2002, investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Annual Investment Advisory Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Levin Large Cap Value Portfolio	0.80%
Roszel/MLIM Relative Value Portfolio	0.80%
Roszel/Sound Large Cap Core Portfolio	0.80%
Roszel/INVESCO-NAM Large Cap Core Portfolio	0.80%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Seneca Large Cap Growth Portfolio	0.80%
Roszel/Valenzuela Mid Cap Value Portfolio	0.80%
Roszel/Seneca Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Neuberger Berman Small Cap Growth Portfolio	0.95%
Roszel/Lazard International Portfolio	0.85%
Roszel/Credit Suisse International Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/MLIM Fixed-Income Portfolio	0.70%

Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Advisor serves as subadvisor for the Roszel/MLIM Relative Value and Roszel/MLIM Fixed-Income Portfolios. MLIM is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/MLIM Relative Value Portfolio. MLIM receives 0.25% of average daily net assets of the Roszel/MLIM Fixed-Income Portfolio.

On August 9, 2002, John A. Levin & Co., Inc. did not invest available cash on behalf of the Roszel/Levin Large Cap Value Portfolio and, as a result, Roszel/Levin Large Cap Value Portfolio was not fully invested until August 21, 2002. John A, Levin & Co., Inc. agreed to compensate the Roszel/Levin Large Cap Value Portfolio in the amount that would represent the market value impact on net asset value that the Roszel/Levin Large Cap Value Portfolio would have earned if cash was invested on August 9, 2002. The market value impact to Roszel/Levin Large Cap Value Portfolio for the period August 9, 2002 through August 21, 2002 was $6,103 which represents the amount paid by John A. Levin & Co., Inc. on October 4, 2002. Such amount is reflected as miscellaneous income on the statement of operations.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

The following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch & Co.	$1,339
	Citation Financial Group	1,006
Roszel/Levin Large Cap Value Portfolio	Merrill Lynch & Co.	44
	Citation Financial Group	3,760
Roszel/MLIM Relative Value Portfolio	Merrill Lynch & Co.	279
Roszel/Sound Large Cap Core Portfolio	Merrill Lynch & Co.	139
Roszel/INVESCO-NAM Large Cap Core Portfolio	Merrill Lynch & Co.	16
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	Merrill Lynch & Co.	24
	Citation Financial Group	153
Roszel/Rittenhouse Large Cap Growth Portfolio	Citation Financial Group	6,396
Roszel/Seneca Large Cap Growth Portfolio	Merrill Lynch & Co.	104
	Citation Financial Group	1,319
Roszel/Valenzuela Mid Cap Value Portfolio	Merrill Lynch & Co.	333
	Citation Financial Group	2,225
Roszel/Seneca Mid Cap Growth Portfolio	Merrill Lynch & Co.	199
	Citation Financial Group	1,019
Roszel/NWQ Small Cap Value Portfolio	Merrill Lynch & Co.	57
	Citation Financial Group	4,774
Roszel/Neuberger Berman Small Cap Growth Portfolio	Merrill Lynch & Co.	60
	Citation Financial Group	420
Roszel/Credit Suisse International Portfolio	Merrill Lynch & Co.	3,886
	Citation Financial Group	23

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$552
Roszel/Levin Large Cap Value Portfolio	776
Roszel/Sound Large Cap Core Portfolio	89
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	5
Roszel/Rittenhouse Large Cap Growth Portfolio	1,005
Roszel/Seneca Large Cap Growth Portfolio	451
Roszel/Seneca Mid Cap Growth Portfolio	736
Roszel/NWQ Small Cap Value Portfolio	924
Roszel/Neuberger Berman Small Cap Growth Portfolio	75

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.

FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., an affiliate of the Advisor served as the Trust's distributor. Effective November 13, 2002, the Trust's distributor is Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY and Merrill Lynch Insurance Group, Inc.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

3.  Investments:

Purchases and sales of investments, excluding short-term securities, of the Portfolios, for the period July 1, 2002 (commencement of investment operations) to December 31, 2002 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio	$5,495,853	$303,004
Roszel/Levin Large Cap Value Portfolio	2,344,825	188,492
Roszel/MLIM Relative Value Portfolio	6,373,262	372,139
Roszel/Sound Large Cap Core Portfolio	623,306	72,102
Roszel/INVESCO-NAM Large Cap Core Portfolio	1,663,187	85,571
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	841,022	275,777
Roszel/Rittenhouse Large Cap Growth Portfolio	6,481,535	154,282
Roszel/Seneca Large Cap Growth Portfolio	3,090,176	729,673
Roszel/Valenzuela Mid Cap Value Portfolio	3,886,376	833,802
Roszel/Seneca Mid Cap Growth Portfolio	2,274,027	407,294
Roszel/NWQ Small Cap Value Portfolio	2,130,447	88,235
Roszel/Neuberger Berman Small Cap Growth Portfolio	1,618,231	330,160
Roszel/Lazard International Portfolio	980,112	9,585
Roszel/Credit Suisse International Portfolio	2,668,704	409,112
Roszel/Lord Abbett Government Securities Portfolio	12,223,476	3,402,595
Roszel/MLIM Fixed-Income Portfolio	11,215,325	1,529,812

As of December 31, 2002, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Roszel/Lord Abbett Large Cap Value Portfolio	$5,664,429	$190,603	$(79,074)	$111,529
Roszel/Levin Large Cap Value Portfolio	2,666,340	59,063	(82,213)	(23,150)
Roszel/MLIM Relative Value Portfolio	6,510,328	203,214	(96,049)	107,165
Roszel/Sound Large Cap Core Portfolio	601,555	6,434	(29,595)	(23,161)
Roszel/INVESCO-NAM Large Cap Core Portfolio	1,754,023	20,089	(67,191)	(47,102)
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	622,747	4,704	(29,579)	(24,875)
Roszel/Rittenhouse Large Cap Growth Portfolio	6,769,176	52,542	(221,815)	(169,273)
Roszel/Seneca Large Cap Growth Portfolio	2,619,621	44,774	(70,485)	(25,711)
Roszel/Valenzuela Mid Cap Value Portfolio	3,315,094	77,696	(90,911)	(13,215)
Roszel/Seneca Mid Cap Growth Portfolio	2,061,078	46,616	(88,050)	(41,434)
Roszel/NWQ Small Cap Value Portfolio	2,213,707	105,365	(146,167)	(40,802)
Roszel/Neuberger Berman Small Cap Growth Portfolio	1,423,990	58,020	(118,619)	(60,599)
Roszel/Lazard International Portfolio	1,161,463	11,603	(20,284)	(8,681)
Roszel/Credit Suisse International Portfolio	2,442,395	55,888	(89,039)	(33,151)
Roszel/Lord Abbett Government Securities Portfolio	11,038,571	90,146	(1,944)	88,202
Roszel/MLIM Fixed-Income Portfolio	11,465,015	118,038	—	118,038

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

4.  Expense Limitation

The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Levin Large Cap Value Portfolio	1.10%
Roszel/MLIM Relative Value Portfolio	1.10%
Roszel/Sound Large Cap Core Portfolio	1.10%
Roszel/INVESCO-NAM Large Cap Core Portfolio	1.10%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Seneca Large Cap Growth Portfolio	1.10%
Roszel/Valenzuela Mid Cap Value Portfolio	1.10%
Roszel/Seneca Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Neuberger Berman Small Cap Growth Portfolio	1.25%
Roszel/Lazard International Portfolio	1.15%
Roszel/Credit Suisse International Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/MLIM Fixed-Income Portfolio	1.00%

The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period July 1, 2002 (commencement of investment operations) to December 31, 2002 advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursements
Roszel/Lord Abbett Large Cap Value Portfolio	$9,464	$48,664
Roszel/Levin Large Cap Value Portfolio	4,152	47,692
Roszel/MLIM Relative Value Portfolio	10,436	43,506
Roszel/Sound Large Cap Core Portfolio	1,076	50,151
Roszel/INVESCO-NAM Large Cap Core Portfolio	2,800	50,045
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	1,162	48,394
Roszel/Rittenhouse Large Cap Growth Portfolio	10,795	42,528
Roszel/Seneca Large Cap Growth Portfolio	4,268	44,345
Roszel/Valenzuela Mid Cap Value Portfolio	5,211	48,464
Roszel/Seneca Mid Cap Growth Portfolio	3,100	44,962
Roszel/NWQ Small Cap Value Portfolio	3,839	46,161
Roszel/Neuberger Berman Small Cap Growth Portfolio	3,471	54,150
Roszel/Lazard International Portfolio	1,368	47,210
Roszel/Credit Suisse International Portfolio	5,644	49,603
Roszel/Lord Abbett Government Securities Portfolio	11,656	39,764
Roszel/MLIM Fixed-Income Portfolio	15,914	44,460

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

Pursuant to the expense limitation agreement, the Advisor may be reimbursed the amount of advisory fee waivers or reimbursements in the future provided that such reimbursements are made within the prior three fiscal years and such Portfolio's expense ratios do not exceed the percentage limits mentioned above for the respective period. Any reimbursement will be based on the earliest fees waived or assumed by the Advisor. During the period July 1, 2002 (commencement of investment operations) to December 31, 2002, the Advisor received no reimbursement. At December 31, 2002, under the expense limitation agreement, the amount recoverable from each Portfolio through 2005 equaled the advisory fees waived plus expense reimbursements during the period July 1, 2002 (commencement of investment operations) to December 31, 2002.

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust") comprising the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Neuberger Berman Small Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and the Roszel/MLIM Fixed-Income Portfolio, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the period from July 1, 2002 (commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above of MLIG Variable Insurance Trust as of December 31, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for the period from July 1, 2002 (commencement of investment operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2003

Trust Management
Trustees and Officers (Unaudited)

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2002.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers

Michael P. Cogswell 1300 Merrill Lynch Drive Pennington, NJ 08534 (47)	Trustee and President	Indefinite term since June 5, 2002	April 2001 - Present, Senior Vice President and Director of Product Development, Merrill Lynch Insurance Group November 1990 - April 2001, Vice President and Senior Counsel, Merrill Lynch Insurance Group	21	Merrill Lynch Life Insurance Company
Director and Senior Vice President

ML Life Insurance Company of New York
Director and Senior Vice President

Merrill Lynch Insurance Group, Director

					Roszel Advisors, LLC, Manager
Matthew J. Rider 1300 Merrrill Lynch Drive Pennington, NJ 08534 (39)	Trustee	Indefinite term since June 5, 2002	2000 - Present, Senior Vice President and Chief Financial Officer, Merrill Lynch Insurance Group	21	Merrill Lynch Life Insurance Company Director, Senior Vice President, Chief Financial Officer and Treasurer
			1994 - 2000, Vice President and Financial Actuary, Merrill Lynch Insurance Group		ML Life Insurance Company of New York Director, Senior Vice President, Chief Financial Officer and Treasurer Merrill Lynch Insurance Group, Director Roszel Advisors, LLC, Manager

Trust Management
Trustees and Officers (continued)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
J. David Meglen 1300 Merrill Lynch Drive Pennington, NJ 08534 (39)	Vice-President	Indefinite term since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A
April 2001 - April 2002, Director, Offshore Mutual Funds Marketing, Merrill Lynch Investment Managers, L.P.
January 2000 - March 2001, Director, New Business Development, Defined and Managed Funds, Merrill Lynch & Co., Inc.
October 1998 - December 1999, Director, Fund Accounting, Defined Asset Funds, Merrill Lynch & Co., Inc.
Jerome J. Davies 1300 Merrill Lynch Drive Pennington, NJ 08534 (32)	Treasurer and Chief Financial Officer	Indefinite term since November 13, 2002	May 2002 - Present, Vice President, Merrill Lynch Insurance Group and Treasurer, Roszel Advisors, LLC	N/A	N/A
July 1995 - October 2001, Vice President, Funds Management, Bear, Stearns & Co. Inc.
Edward W. Diffin, Jr. 1300 Merrill Lynch Drive Pennington, NJ 08534 (50)	Secretary	Indefinite term since June 5, 2002	January 1994 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group April 2002 - present, Secretary and Compliance Director, Roszel Advisors, LLC	N/A	N/A

Trust Management
Trustees and Officers (continued)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Debra L. Campanella 1300 Merrill Lynch Drive Pennington, NJ 08534 (32)	Assistant Secretary	Indefinite term since June 5, 2002	May 2002 - Present, Assistant Vice President and Senior Paralegal, Merrill Lynch Insurance Group	N/A	N/A
May 2001 - May 2002, Assist Vice President and Senior Paralegal, Merrill Lynch Investment Managers, L.P.
January 1997 - May 2001, Assist Vice President, Senior Paralegal, and Compliance Officer, Defined Asset Funds, Merrill Lynch & Co., Inc.
Frances C. Grabish 1300 Merrill Lynch Drive Pennington, NJ 08534 (34)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group	N/A	N/A
1996 - 1999, Manager and Attorney, Prudential Insurance Company of America

Trust Management
Trustees and Officers (continued)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Robert M. Bordeman 1300 Merrill Lynch Drive Pennington, NJ 08534 (46)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Safeway Insurance Group, Chief Executive Officer	21	Safeway Insurance Company, Director and Chief Executive Officer
					Safeway Insurance Company of Alabama, President and Director
					Safeway Insurance Company of Georgia, President and Director
					Safeway Insurance Company of Louisiana, President and Director
					Safeway Direct Insurance Company, President and Director
					Safeway Property Insurance Company, President and Director
					Oak Brook County Mutual Insurance Company, President and Director National Independent Statistical Service, Director

Trust Management
Trustees and Officers (concluded)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Theodore P. Manno 1300 Merrill Lynch Drive Pennington, NJ 08534 (57)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Seton Hall University School of Law Adjunct Professor	21	None
			1996 - Present, Adjunct Lecturer New York University, Institute of Paralegal Studies
			1990 - 2001, Savings Banks Life Insurance Fund (succeeded by SBLI USA Mutual Life Insurance Company, Inc.) Executive Vice President, General Counsel and Secretary
			1997 - 1999, Savings Banks Life Insurance Fund, Acting President and Chief Executive Officer
Kevin J. Tierney 1300 Merrill Lynch Drive Pennington, NJ 08534 (51)	Trustee	Indefinite term since June 5, 2002	1999 - Present, Kevin J. Tierney, Attorney at Law	21	None
			1991-1999, UNUM Corporation, Senior Vice President, General Counsel and Secretary

Additional information about the Trust's trustees and officers is available without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

See Notes to Financial Statements.

FEDERAL TAX INFORMATION (Unaudited)

For the period July 1, 2002 (commencement of investment operations) to December 31, 2002, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligations
Roszel/Lord Abbett Government Securities Portfolio	36.02%
Roszel/MLIM Fixed-Income Portfolio	13.32

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MLIG Variable Insurance Trust
Box 44222
Jacksonville, Florida 32231-4222

#101199RR-0203